N-CSRS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS
(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31st

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Williston Basin/Mid-North America Stock Fund

Semi-Annual Report

June 30, 2017

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the six months ended June 30, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

The first quarter of 2017 saw the S&P 500 Index (“S&P”) return 6.07%. Overall, investors were optimistic in the quarter as they continued to digest the new administration’s pro-business rhetoric. The Consumer Confidence Index reached highs not seen since 2000 as consumers expressed much greater optimism regarding the short-term outlook for business, jobs and personal income prospects. As expected, the U.S. Federal Reserve voted to raise interest rates for the first time in 2017 at its two-day Federal Open Market Committee (“FOMC”) March meeting. At a press conference following the decision, Federal Reserve Chairwoman Janet Yellen said, “Our decision to make another gradual reduction in the amount of policy accommodation reflects the economy’s continued progress toward the employment and price-stability objectives assigned to us by law.”

Information Technology was the best performing sector over the first quarter as computer hardware and semiconductor companies provided optimistic guidance. Consumer Discretionary and Healthcare had the next best returns. Consumer Discretionary was likely aided by positive consumer sentiment and wage growth. Healthcare got a boost from Congress’s inability to pass any reform legislation in the quarter. Energy and Telecommunications were the only negative sectors. Energy equities fell along with oil prices as U.S. oil inventory numbers came in higher than expected. In Telecommunications, the largest companies introduced unlimited data plans to compete with the smaller providers, causing competition and pricing concerns.

The second quarter saw the S&P return 3.09%. Investors remained bullish in the quarter as they continued to digest positive economic data. The U.S. economy added an average of 194,000 jobs per month in the second quarter, compared to an average of 166,000 jobs per month in the first quarter and an average of 187,000 per month in 2016. Unemployment remained low while wage growth stayed positive yet modest. Earnings season wrapped up with S&P earnings per share growing 13.9% year-over-year on revenue growth of 7.7%. As expected, the FOMC voted to raise interest rates for the second time this year at its June meeting. The Fed said it currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves as broadly as anticipated.

Healthcare was the best performing sector over the second quarter as it appeared less likely that Congress will be able to repeal any material aspects of the Affordable Care Act any time soon. Industrials and Financials had the next best returns. Industrials lifted as global manufacturing started to show some signs of life, notably in the U.S. and Europe. Financials rebounded from their recent underperformance as all 34 of the nation's biggest banks passed their stress test for the first time in seven years, enabling them to increase capital returns. Mirroring the first quarter, Telecommunications and Energy were the only negative sectors. Telecommunications continued to underperform amid fears of increased competition in the space. Energy equities continued to fall with oil prices as elevated inventory levels caused investors to fear longer-term oversupply.

The Fund’s total returns for Class A, C, and I Shares were 2.51%*, 2.11%*, and 2.63%*, respectively, for the six months ended June 30, 2017 while the S&P gained 9.34%. The Fund is in the Morningstar Large Value category which returned 5.55% over the same time period. The Fund underperformed the S&P, primarily driven by overweight allocations in Energy and Telecommunications and stock selection in Technology and Financials. Aiding relative performance was stock selection in Energy and Consumer Staples.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (the “Team”) considers a combination of factors, including but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.55%, 2.30%, and 1.31% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ending June 30, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	7.88%	8.86%	12.06%	N/A	11.81%
Class A With sales charge (5.00%)	2.48%	7.01%	10.91%	N/A	10.69%
Class C Without CDSC	7.05%	N/A	N/A	N/A	11.31%
Class C With CDSC (1.00%)	6.05%	N/A	N/A	N/A	11.31%
Class I Without sales charge	N/A	N/A	N/A	N/A	7.42%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.55%, 2.30%, and 1.31% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Energized Dividend Fund” or “Fund”) for the six months ended June 30, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

The first quarter of 2017 saw the S&P return 6.07%. Overall, investors were optimistic in the quarter as they continued to digest the new administration’s pro-business rhetoric. The Consumer Confidence Index reached highs not seen since 2000 as consumers expressed much greater optimism regarding the short-term outlook for business, jobs and personal income prospects. As expected, the U.S. Federal Reserve voted to raise interest rates for the first time in 2017 at its two-day Federal Open Market Committee (“FOMC”) March meeting. At a press conference following the decision, Federal Reserve Chairwoman Janet Yellen said, “Our decision to make another gradual reduction in the amount of policy accommodation reflects the economy’s continued progress toward the employment and price-stability objectives assigned to us by law.”

The second quarter saw the S&P return 3.09%.  Investors remained bullish in the quarter as they continued to digest positive economic data. The U.S. economy added an average of 194,000 jobs per month in the second quarter, compared to 166,000 jobs per month in the first quarter and an average of 187,000 per month in 2016. Unemployment remained low while wage growth stayed positive yet modest. Earnings season wrapped up with S&P earnings per share growing 13.9% year-over-year on revenue growth of 7.7%. As expected, the FOMC voted to raise interest rates for the second time this year at its June meeting. The Fed said it currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves as broadly as anticipated.

After a year of strong gains, the energy sector faced multiple headwinds during the first quarter. While global OECD inventories continued to fall, U.S. crude inventories remained stubbornly high. In addition, the rising U.S. rig count continued to concern investors as rising domestic production would further pressure crude oil prices. While most concerns mount on the pace of U.S. production growth and OPEC’s production levels, there was clear evidence that global inventories began to fall. OPEC reduced their production quota to normalize global inventory levels, and while the strategy appeared to be working, it became apparent they would have to extend their production cut to reach their goal of normalized inventory levels.

The second quarter brought a continuation of an unpleasant period for oil prices. Sentiment within the energy sector turned further negative as crude prices and energy equities plummeted. We believe the drop in crude was driven by a technical breakdown with headlines adding fuel to the fire. Over the second quarter, there seemed to be a disconnect between market fundamentals and investor sentiment. From March through the end of the second quarter, U.S. crude inventories declined by 280,000 barrels per day, compared to a build of 150,000 barrels per day over the same period on a ten-year average. This counter-seasonal draw implied a tightening oil market and demonstrated the positive effects of OPEC’s production cut. Investors, however, continued to speculate on rising U.S. production, OPEC production compliance, and the possibility of weakening global demand. An additional headwind for the energy sector over the second quarter was increased production from Libya and Nigeria (both countries are exempt from OPEC’s production cut). The two tumultuous countries produced 2.6 million barrels per day in June, over 400,000 barrels per day more than in the first quarter. This came as a surprise to many analysts and has offset some of OPEC’s production cut. While this has been a major headwind for crude prices, production from these two countries has been far from stable and highly susceptible to supply disruptions.

The Fund’s total returns for Class A, C, and I Shares were -4.41%*, -4.73%*, and -4.29%*, respectively, for the six months ended June 30, 2017 while the S&P 1500 Energy Index returned
-13.82%. The Fund is in the Morningstar Energy Equity category which returned -16.93% over the same time period. Falling crude prices during the first half of 2017 contributed to the energy sector’s relative underperformance versus the broader market. Aiding the Fund’s relative performance was stock selection in Integrateds, an underweight allocation in Exploration & Production, and an overweight allocation in Utilities. Detracting from performance was stock selection in Refiners and Pipelines.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 8.39%, 12.55%, and 5.54% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.17%, 0.91%, and 0.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ending June 30, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	10.62%	N/A	N/A	N/A	12.49%
Class A With sales charge (5.00%)	5.11%	N/A	N/A	N/A	7.61%
Class C Without CDSC	9.77%	N/A	N/A	N/A	11.64%
Class C With CDSC (1.00%)	8.77%	N/A	N/A	N/A	11.64%
Class I Without sales charge	N/A	N/A	N/A	N/A	14.66%
* May 2, 2016 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 8.39%, 12.55%, and 5.54% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.17%, 0.91%, and 0.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the six months ended June 30, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

The first quarter of 2017 saw the S&P 500 Index (“S&P”) return 6.07%. Overall, investors were optimistic in the quarter as they continued to digest the new administration’s pro-business rhetoric. The Consumer Confidence Index reached highs not seen since 2000 as consumers expressed much greater optimism regarding the short-term outlook for business, jobs and personal income prospects. As expected, the U.S. Federal Reserve voted to raise interest rates for the first time in 2017 at its two-day Federal Open Market Committee (“FOMC”) March meeting. At a press conference following the decision, Federal Reserve Chairwoman Janet Yellen said, “Our decision to make another gradual reduction in the amount of policy accommodation reflects the economy’s continued progress toward the employment and price-stability objectives assigned to us by law.”

Information Technology was the best performing sector over the first quarter as computer hardware and semiconductor companies provided optimistic guidance. Consumer Discretionary and Healthcare had the next best returns. Consumer Discretionary was likely aided by positive consumer sentiment and wage growth. Healthcare got a boost from Congress’s inability to pass any reform legislation in the quarter. Energy and Telecommunications were the only negative sectors. Energy equities fell along with oil prices as U.S. oil inventory numbers came in higher than expected. In Telecommunications, the largest companies introduced unlimited data plans to compete with the smaller providers, causing competition and pricing concerns.

The second quarter saw the S&P return 3.09%. Investors remained bullish in the quarter as they continued to digest positive economic data. The U.S. economy added an average of 194,000 jobs per month in the second quarter, compared to an average of 166,000 jobs per month in the first quarter and an average of 187,000 per month in 2016. Unemployment remained low while wage growth stayed positive yet modest. Earnings season wrapped up with S&P earnings per share growing 13.9% year-over-year on revenue growth of 7.7%. As expected, the FOMC voted to raise interest rates for the second time this year at its June meeting. The Fed said it currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves as broadly as anticipated.

Healthcare was the best performing sector over the second quarter as it appeared less likely that Congress will be able to repeal any material aspects of the Affordable Care Act any time soon. Industrials and Financials had the next best returns. Industrials lifted as global manufacturing started to show some signs of life, notably in the U.S. and Europe. Financials rebounded from their recent underperformance as all 34 of the nation's biggest banks passed their stress test for the first time in seven years, enabling them to increase capital returns. Mirroring the first quarter, Telecommunications and Energy were the only negative sectors. Telecommunications continued to underperform amid fears of increased competition in the space. Energy equities continued to fall with oil prices as elevated inventory levels caused investors to fear longer-term oversupply.

The Fund’s total returns for Class A, C, and I Shares were 6.29%*, 5.89%*, and 6.43%*, respectively, for the six months ended June 30, 2017 while the S&P gained 9.34%. The Fund is in the Morningstar Large Blend category which returned 8.65% over the same time period. The Fund underperformed the S&P, primarily driven by stock selection in Technology, an underweight allocation in Technology, and an overweight allocation in Telecommunications. Aiding relative performance was stock selection in Utilities, Industrials, and Energy.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.92%, 2.68%, and 1.70% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ending June 30, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	12.30%	3.48%	11.19%	5.66%	8.36%
Class A With sales charge (5.00%)	6.67%	1.73%	10.06%	5.12%	8.12%
Class C Without CDSC	11.46%	N/A	N/A	N/A	3.72%
Class C With CDSC (1.00%)	10.46%	N/A	N/A	N/A	3.72%
Class I Without sales charge	N/A	N/A	N/A	N/A	9.66%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.92%, 2.68%, and 1.70% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.25%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the “High Income Fund” or “Fund”) for the six months ended June 30, 2017.  The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

As we entered 2017, global economic activity had stabilized and begun to grow, and commodity prices rebounded and steadied at higher levels, while the Federal Reserve has communicated a deliberate rate hike cycle. The post-election, the pro-growth narrative continued to drive markets throughout January and February as credit dramatically outperformed duration. Washington political reality and resulting difficulty of enacting pro-growth policies eclipsed post-election optimism in March, which challenged risk asset performance. Renewed uncertainty regarding oil supply/demand balance also helped to pressure risk assets in March as oil traded below $48 per barrel.  Numerous geopolitical uncertainties coupled with little material progress in Washington pressured risk assets in April; however, French election results and, more importantly, first-quarter earnings results drove the bid for risk assets. Continued low global rates along with additional spread tightening pushed high-yield market yields to 2017 lows during May. Broader high-yield market performance was negatively impacted in June by the energy sector as West Texas Intermediate oil traded below $43 per barrel. Traditional measures of volatility remained subdued as the VIX and the MOVE traded at or near all-time lows. Over the six-month period, the Federal Open Market Committee (FOMC) twice raised the Fed funds rate target by 25 basis points (bps) and communicated potential further hikes in 2017.  Fundamentals continue to broadly improve while defaults are expected to remain well below long term averages. The equation could be expressed as: supportive fundamentals + low global risk-free rates + continued low volatility = good environment for risk assets. High yield posted two positive quarterly returns during the period, and year-to-date performance was 4.90% through June 30 (as measured by the BofA Merrill Lunch US High Yield Master II Constrained Index, HUC0).

All sectors posted positive returns for the trailing six months.  Sector valuation dispersion is relatively low after the substantial rally in the high-yield market. Year-to-date, lower quality has outperformed as double-Bs returned 4.65%; single-B-s, 4.31%; and CCCs, 5.52%.  Spreads tightened an additional 45 bps, ending the six-month period at 373 bps. Yield-to-worst is now 5.69% and has remained below 6.00% for much of the year (the all-time low of 4.85% was in June 2014).  Spreads below 400 bps have less cushion for unexpected events; however, defaults are expected to continue to move lower, while fundamentals are broadly improving.

Secondary market technicals continued to be broadly supportive although retail flows have been volatile. New issue supply totaled $175.3 billion year-to-date through June, up 13% on a year-over-year basis.  Nearly 65% of the deals have been refinancings, the highest since 2009. Retail flows have been decidedly negative, down a total of $9.5 billion year-to-date. The default rate decreased to 1.50% on a trailing 12-month par-weighted basis as of June 30 and we expect the default rate to remain between 1-2% in 2017.

For the six-month period ending June 30, high yield returned +4.90% (as measured by the BofA Merrill Lynch US High Yield Master II Constrained Index, HUC0), outperforming the major fixed income classes: emerging markets (EMCB), 4.24%; high-grade credit (C0A0), 3.88%; U.S. Aggregate (D0A0), 2.36%; and five-year Treasuries (GA05),1.18%.

Portfolio Performance and Positioning

For the six months ended June 30, the Integrity High Income Fund returned 4.50%*, 3.98%* and 4.64%* for Class A, Class C and Class I Shares, respectively, compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Index, which returned 4.93%, and the Morningstar High Yield category year-to-date return of 4.09%.  The Fund underperformed its benchmark due to security selection in Independent Energy, Technology and Retailers.  Specifically, relative weightings in Halcon Resources Corporation, Community Health Systems, MEG Energy Corporation, Windstream Holdings and Neiman Marcus Group hindered results for the period.  Alternatively, relative contributions from security selection in the Gaming, Pharmaceuticals and Cable sectors enhanced performance.  The largest contributors to first-half performance came from relative weightings in Caesars Entertainment Corporation, Softbank Group Corporation, Intelsat, Valeant Pharmaceuticals and Tenet Healthcare.

Compared to the benchmark at quarter-end, the Fund was overweight in Technology, Gaming and Cable due to our view of the relative value opportunities within those sectors.  The Fund remains underweight in Metals and Mining, Banking/Financials and Oil Field Services because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations.  Relative to the benchmark at quarter-end, the Fund’s yield, spread and duration are all lower than those of the benchmark.

Market Outlook

U.S. growth is improving from trend-like levels due to greater optimism, less regulation and fewer global headwinds. Synchronized global growth continues to improve; we expect an acceleration of earnings growth as fundamentals are expected to remain supportive of high-yield credit.  We believe broader market high-yield spreads are fair to slightly attractive relative to current and expected defaults, and we expect defaults to move lower in 2017 to approximately 1-2%.  We would anticipate episodes of volatility will persist as central bank policies develop, potential challenges to the euro continue, and post-election policy direction evolves.   While retail fund flows have been volatile, technicals have been supportive as high yield is a relatively attractive asset class and a net beneficiary of broader flows. The quality of issuance has been more balanced year-to-date. However, the quality of the calendar could deteriorate if demand increases and investor discipline deteriorates due to overly optimistic post-election growth expectations.  Issuance has increased from the latter parts of 2016, but remains very manageable as nearly 65% of all new issues are refinancings, the highest since 2009. High-yield spreads have the ability for modest spread tightening in either a gradual rise or stable rate environment but have less cushion for any unexpected volatility events.  Sector valuation dispersion has compressed after the significant rally in the high-yield market.  We believe our current portfolio positioning and fundamental research, bottom-up oriented style should allow us to take advantage of market opportunities.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.72%, 2.47%, and 1.49% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ending June 30, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	11.36%	3.83%	5.87%	4.15%	5.48%
Class A With sales charge (4.25%)	6.58%	2.34%	4.96%	3.70%	5.13%
Class C Without CDSC	10.37%	3.02%	5.06%	3.37%	4.65%
Class C With CDSC (1.00%)	9.37%	3.02%	5.06%	3.37%	4.65%
Class I Without sales charge	N/A	N/A	N/A	N/A	8.75%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.72%, 2.47%, and 1.49% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.15%, 1.90%, and 0.90% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund” or “Fund”) for the six months ended June 30, 2017. The Fund’s portfolio and related financial statements are presented within for your review.

The first quarter of 2017 saw the S&P return 6.07%. Overall, investors were optimistic in the quarter as they continued to digest the new administration’s pro-business rhetoric. The Consumer Confidence Index reached highs not seen since 2000 as consumers expressed much greater optimism regarding the short-term outlook for business, jobs and personal income prospects. As expected, the U.S. Federal Reserve voted to raise interest rates for the first time in 2017 at its two-day Federal Open Market Committee (“FOMC”) March meeting. At a press conference following the decision, Federal Reserve Chairwoman Janet Yellen said, “Our decision to make another gradual reduction in the amount of policy accommodation reflects the economy’s continued progress toward the employment and price-stability objectives assigned to us by law.”

The second quarter saw the S&P return 3.09%.  Investors remained bullish in the quarter as they continued to digest positive economic data. The U.S. economy added an average of 194,000 jobs per month in the second quarter, compared to an average of 166,000 jobs per month in the first quarter and an average of 187,000 per month in 2016. Unemployment remained low while wage growth stayed positive yet modest. Earnings season wrapped up with S&P earnings per share growing 13.9% year-over-year on revenue growth of 7.7%. As expected, the FOMC voted to raise interest rates for the second time this year at its June meeting. The Fed said it currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves as broadly as anticipated.

After a year of strong gains, the energy sector faced multiple headwinds during the 1Q2017. While global OECD inventories continued to fall, U.S. crude inventories remained stubbornly high. In addition, the rising U.S. rig count continued to concern investors as rising domestic production would further pressure crude oil prices. While most concerns mount on the pace of U.S. production growth and OPEC’s production levels, there was clear evidence that global inventories began to fall. OPEC reduced their production quota to normalize global inventory levels, and while the strategy appeared to be working, it became apparent they would have to extend their production cut to reach their goal of normalized inventory levels.

The second quarter brought a continuation of an unpleasant period for oil prices. Sentiment within the energy sector turned further negative as crude prices and energy equities plummeted. We believe the drop in crude was driven by a technical breakdown with headlines adding fuel to the fire. Over the second quarter, there seemed to be a disconnect between market fundamentals and investor sentiment. From March through the end of the second quarter, U.S. crude inventories declined by 280,000 barrels per day, compared to a build of 150,000 barrels per day over the same period on a ten-year average. This counter-seasonal draw implied a tightening oil market and demonstrated the positive effects of OPEC’s production cut. Investors, however, continued to speculate on rising U.S. production, OPEC production compliance, and the possibility of weakening global demand. An additional headwind for the energy sector over the second quarter was increased production from Libya and Nigeria (both countries are exempt from OPEC’s production cut). The two tumultuous countries produced 2.6 million barrels per day in June, over 400,000 barrels per day more than in the first quarter. This came as a surprise to many analysts and has offset some of OPEC’s production cut. While this has been a major headwind for crude prices, production from these two countries has been far from stable and highly susceptible to supply disruptions.

We find it important to note that while U.S. production is rising, global demand for crude is rising at a faster pace. Economic strength has been evident throughout OECD countries and emerging markets have continued to expand. Looking back over the last decade, OPEC and North America (predominately U.S. shale) were the only geographic regions to meaningfully contribute to global production growth. The significant reduction in exploration expenditures over the past several years will allow OPEC and U.S. shale to coexist and increase production to meet the world’s growing demand. The impacts of reduced capital expenditures had a major impact on U.S. shale production in 2015 and early 2016, largely because of its short-cycle nature. The impact on long-cycle projects is yet to come, and we think it could materially impact production between now and the end of the decade. We think this will lead to further tightening of global oil inventories, and allow production growth from both OPEC and U.S. shale in 2018 and beyond.

The Fund’s total returns for Class A, C, and I Shares were -17.71%*, -17.83%*, and -17.40%*, respectively, for the six months ended June 30, 2017 compared to returns of -13.82%, 8.87%, and -16.93% for the S&P Composite 1500 Energy Index, S&P Composite 1500 Index, and Morningstar Equity Energy Category, respectively. Falling crude prices during the 1H2017 contributed to the energy sector’s relative underperformance versus the broader market. Aiding the Fund’s relative performance was overweight allocations to pipelines, utilities, and rails. Detracting from performance was overweight allocations to sand producers and oilfield service.

While we are disappointed with the returns of the energy sector year-to-date, we remain optimistic of the long-term return potential of the sector. While sentiment can dictate price over shorter periods of time, fundamentals will continue to drive long-term performance. A continuation of crude inventory draws in the 2H2017 would confirm the crude supply imbalance and allow for prices to trend higher, albeit at more modest levels.

If you would like more frequent updates, please visit the Fund’s website at integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.47%, 1.97%, and 0.97% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.46%, 1.96%, and 0.97% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ending June 30, 2017

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-1.24%	-13.83%	2.77%	3.32%	6.12%
Class A With sales charge (5.00%)	-6.17%	-15.28%	1.71%	2.80%	5.82%
Class C Without CDSC	-1.63%	-14.27%	N/A	N/A	-11.44%
Class C With CDSC (1.00%)	-2.61%	-14.27%	N/A	N/A	-11.44%
Class I Without sales charge	N/A	N/A	N/A	N/A	3.80%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.47%, 1.97%, and 0.97% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.46%, 1.96%, and 0.97% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through April 30, 2018 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to April 30, 2018 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS June 30, 2017 (unaudited)

Consumer Staples	20.6%
Financials	15.1%
Energy	12.9%
Telecommunication Services	9.9%
Health Care	9.1%
Consumer Discretionary	8.0%
Utilities	7.5%
Industrials	6.8%
Information Technology	6.5%
Materials	3.2%
Cash Equivalents and Other	0.4%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS June 30, 2017 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (99.6%)

Consumer Discretionary (8.0%)
Genuine Parts Co	28,000	$2,597,280
Hanesbrands Inc	50,000	1,158,000
McDonald's Corp	32,000	4,901,120
Target Corp	35,000	1,830,150
VF Corp	35,000	2,016,000
		12,502,550
Consumer Staples (20.6%)
Altria Group Inc	88,000	6,553,360
Coca-Cola Co/The	137,000	6,144,450
General Mills Inc	20,000	1,108,000
Kimberly-Clark Corp	43,000	5,551,730
PepsiCo Inc	34,000	3,926,660
Philip Morris International Inc	32,000	3,758,400
Procter & Gamble Co/The	58,000	5,054,700
		32,097,300
Energy (12.9%)
BP PLC - ADR	78,000	2,702,700
Chevron Corp	48,000	5,007,840
Enbridge Inc	47,000	1,871,070
Exxon Mobil Corp	52,000	4,197,960
Occidental Petroleum Corp	50,000	2,993,500
ONEOK Inc	47,000	2,451,520
Royal Dutch Shell PLC	15,000	797,850
		20,022,440
Financials (15.1%)
BlackRock Inc	4,000	1,689,640
CME Group Inc	29,000	3,631,960
Cincinnati Financial Corp	27,000	1,956,150
Mercury General Corp	63,000	3,402,000
Old Republic International Corp	126,000	2,460,780
People's United Financial Inc	175,000	3,090,500
Prudential Financial Inc	10,000	1,081,400
United Bankshares Inc/WV	78,000	3,057,600
Wells Fargo & Co	56,000	3,102,960
		23,472,990
Health Care (9.1%)
Amgen Inc	14,000	2,411,220
Johnson & Johnson	36,000	4,762,440
Merck & Co Inc	49,000	3,140,410
Pfizer Inc	115,000	3,862,850
		14,176,920
Industrials (6.8%)
Emerson Electric Co	53,000	3,159,860
Lockheed Martin Corp	19,500	5,413,395
3M Co	9,500	1,977,805
		10,551,060
Information Technology (6.5%)
Cisco Systems Inc	70,000	2,191,000
International Business Machines Corp	20,000	3,076,600
Qualcomm Inc	55,000	3,037,100
Seagate Technology PLC	44,000	1,705,000
		10,009,700
Materials (3.2%)
Compass Minerals International Inc	29,000	1,893,700
LyondellBasell Industries NV	36,000	3,038,040
		4,931,740
Telecommunication Services (9.9%)
AT&T Inc	210,000	7,923,300
Verizon Communications Inc	144,000	6,431,040
Vodafone Group PLC-SP - ADR	36,000	1,034,280
		15,388,620
Utilities (7.5%)
Consolidated Edison Inc	23,000	1,858,860
Dominion Resources Inc/VA	37,000	2,835,310
Duke Energy Corp	32,000	2,674,880
Southern Company	90,000	4,309,200
		11,678,250

TOTAL COMMON STOCKS (COST: $146,414,706)		$154,831,570

OTHER ASSETS LESS LIABILITES (0.4%)		$656,676

NET ASSETS (100.0%)		$155,488,246

ADR -	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND

PORTFOLIO MARKET SECTORS June 30, 2017 (unaudited)

Energy	75.2%
Cash Equivalents and Other	7.5%
Utilities	7.2%
Materials	6.6%
Industrials	3.5%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS June 30, 2017 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (92.5%)

Energy (75.2%)
BP Plc-ADR	5,700	$197,505
Chevron Corp	1,100	114,763
Enbridge Inc	1,300	51,753
Exxon Mobil Corp	750	60,548
Helmerich & Payn	1,300	70,642
Hollyfrontier Co	1,800	49,446
Occidental Pete	2,200	131,714
Oneok Inc	2,700	140,832
PBF Energy Inc-A	2,300	51,198
Pembina Pipeline	2,600	86,112
Royal Dutch-ADR	3,500	186,165
Semgroup Corp-A	3,100	83,700
Statoil Asa-ADR	4,700	77,691
Total Sa-Sp ADR	1,500	74,385
Transcanada Corp	1,400	66,738
Valero Energy	1,100	74,206
Williams Cos Inc	2,600	78,728
		1,596,126
Industrials (3.5%)
Covanta Holding	5,600	73,920

Materials (6.6%)
CF Industries Ho	2,300	64,308
Lyondellbasell-A	900	75,951
		140,259
Utilities (7.2%)
Entergy Corp	1,000	76,770
Southern Co	1,600	76,608
		153,378

TOTAL COMMON STOCKS (COST: $1,975,127)		$1,963,683

OTHER ASSETS LESS LIABILITIES (7.5%)		158,722

NET ASSETS (100.0%)		$2,122,405

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS June 30, 2017 (unaudited)

Information Technology	20.0%
Financials	16.7%
Health Care	16.0%
Consumer Discretionary	13.0%
Industrials	12.2%
Consumer Staples	10.0%
Telecommunication Services	4.0%
Utilities	3.8%
Cash Equivalents and Other	3.2%
Materials	1.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS June 30, 2017 (unaudited)

		Fair
	Shares	Value
COMMON STOCKS (96.8%)

Consumer Discretionary (13.0%)
Best Buy Co Inc	6,000	$343,980
Walt Disney Company	8,000	850,000
Home Depot Inc/The	2,000	306,800
Lowe's Companies Inc	10,200	790,806
Newell Brands Inc	10,000	536,200
Starbucks Corp	20,000	1,166,200
Target Corp	6,000	313,740
		4,307,726
Consumer Staples (10.0%)
Campbell Soup Co	17,000	886,550
Kimberly-Clark Corp	6,500	839,215
PepsiCo Inc	8,500	981,665
Procter & Gamble Co/The	7,000	610,050
		3,317,480
Financials (16.7%)
Bank of America Corp	23,000	557,980
BlackRock Inc	3,800	1,605,158
JP Morgan Chase & Co	16,000	1,462,400
PNC Financial Services Group Inc	4,500	561,915
S&P Global Inc	2,000	291,980
US Bancorp	21,000	1,090,320
		5,569,753
Health Care (16.0%)
Becton Dickinson & Co	3,500	682,885
*Celgene Corp	6,500	844,155
Johnson & Johnson	5,000	661,450
Pfizer Inc	33,000	1,108,470
Thermo Fisher Scientific Inc	8,500	1,482,995
United Health Group Inc	3,000	556,260
		5,336,215
Industrials (12.2%)
Caterpillar Inc	6,000	644,760
Covanta Holding Corp	47,000	620,400
Deere & Co	4,500	556,155
FedEx Corp	1,500	325,995
3M Co	3,700	770,303
Waste Management	8,000	586,800
Ingersoll - Rand	6,000	548,340
		4,052,753
Information Technology (20.0%)
*Advanced Micro Devices Inc	30,000	374,400
*Alphabet Inc - Class A	1,300	1,208,584
Apple Inc	3,000	432,060
*Facebook Inc - Class A	2,000	301,960
HP Inc	28,000	489,440
Intel Corp	24,000	809,760
International Business Machines	4,000	615,320
NVIDIA Corp	3,000	433,680
Qualcomm Inc	12,000	662,640
Visa Inc	14,000	1,312,920
		6,640,764
Materials (1.1%)
Air Products & Chemicals Inc	2,500	357,650

Telecommunication Services (4.0%)
AT&T Inc	20,000	754,600
Verizon Communications Inc	13,000	580,580
		1,335,180
Utilities (3.8%)
Allete Inc	9,500	680,960
Exelon Corp	16,000	577,120
		1,258,080

TOTAL COMMON STOCKS (COST: $26,279,314)		$32,175,601

OTHER ASSETS AND LIABILITES (3.2%)		$1,070,396

NET ASSETS (100.0%)		$33,245,997

* Non-income producing

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS June 30, 2017 (unaudited)

Consumer Discretionary	27.0%
Health Care	10.7%
Telecommunication Services	10.4%
Energy	10.2%
Information Technology	10.0%
Industrials	9.5%
Financials	7.3%
Cash Equivalents and Other	6.3%
Materials	5.5%
Consumer Staples	2.0%
Utilities	1.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS June 30, 2017 (unaudited)

	Principal	Fair
	Amount	Value
CORPORATE BONDS (93.1%)

Consumer Discretionary (26.9%)
AMC Networks Inc 5.000% 4/1/24	$80,000	$81,900
*AMC Entertainment 5.750% 6/15/25	100,000	104,000
AMC Entertainment - 144A 5.875% 11/15/26	15,000	15,655
Allegion Us Hldg 5.750% 10/1/21	30,000	31,124
Altice Luxembourg Sa - 144A 7.750% 5/15/22	200,000	212,249
Amer Axle & Mfg 6.625% 10/15/22	80,000	82,000
American Axle & Mfg Inc - 144A 6.250% 4/1/25	50,000	48,750
American Axle & Mfg Inc - 144A 6.500% 4/1/27	95,000	92,387
Boyd Gaming Corp 6.875% 5/15/23	30,000	32,100
CBS Radio Inc - 144A 7.250% 11/1/24	25,000	25,750
CCO Holdings LLC 5.250% 3/15/21	75,000	77,063
CCO Hldgs LLC/Cap Corp - 144A 5.125% 5/1/23	45,000	47,250
CCO Hldgs LLC/Cap Corp - 144A 5.375% 5/1/25	40,000	42,600
CCO Hldgs LLC/Cap Corp - 144A 5.750% 2/15/26	85,000	90,950
CCO Hldgs LLC/Cap Corp - 144A 5.875% 4/1/24	275,000	293,563
CCO Hldgs LLC/Cap Corp - 144A 5.500% 5/1/26	80,000	84,900
(4)(5)Caesars Ent Oper 8.500% 2/15/20	152,456	195,907
(4)(5)Caesars Ent Oper 9.000% 2/15/20	265,560	342,573
(4)(5)Caesars Ent Oper 9.000% 2/15/20	34,425	44,234
Cinemark Usa 4.875% 6/1/23	85,000	86,832
Claire'S Stores Inc - 144A 9.000% 3/15/19	160,000	80,800
Iheart Communic 9.000% 3/1/21	135,000	101,250
Clear Chnl World 7.625% 3/15/20	50,000	49,250
Clear Chnl World 7.625% 3/15/20	165,000	164,174
Clear Chnl World 6.500% 11/15/22	95,000	96,900
*Clear Chnl World 6.500% 11/15/22	380,000	390,525
Cooper-Standard Automoti - 144A 5.625% 11/15/26	50,000	50,187
Dana Financing Lux Sarl - 144A 6.500% 6/1/26	45,000	47,896
*Dana Holding 6.000% 9/15/23	150,000	156,375
Dana Holding 5.500% 12/15/24	15,000	15,563
Dish DBS Corp 6.750% 6/1/21	60,000	66,600
*Dish DBS Corp 5.875% 7/15/22	185,000	198,875
Dish DBS Corp 5.000% 3/15/23	175,000	179,375
Dish DBS Corp 5.875% 11/15/24	260,000	277,413
Dish DBS Corp 7.750% 7/1/26	15,000	17,775
Tegna Inc - 144A 4.875% 9/15/21	15,000	15,413
Tegna Inc - 144A 5.500% 9/15/24	50,000	51,500
Gannett Co 6.375% 10/15/23	15,000	15,824
Gates Global LLC - 144A 6.000% 7/15/22	80,000	80,200
General Motors 4.875% 10/2/23	135,000	144,676
Goodyear Tire 5.125% 11/15/23	35,000	36,662
Goodyear Tire 5.000% 5/31/26	15,000	15,525
HD Supply Inc - 144A 5.250% 12/15/21	40,000	41,975
HD Supply Inc - 144A 5.750% 4/15/24	55,000	58,438
Hanesbrands Inc - 144A 4.625% 5/15/24	30,000	30,450
(4)(5)Caesars Ent Oper 0.000% 6/1/18	157,429	198,361
Hilton Domestic Operatin - 144A 4.250% 9/1/24	10,000	10,138
Hilton Grand Vaca LLC/In - 144A 6.125% 12/1/24	15,000	16,350
Hilton Worldwide Fin LLC - 144A 4.625% 4/1/25	25,000	25,781
Hilton Worldwide Fin LLC - 144A 4.875% 4/1/27	10,000	10,463
Hughes Satellite 6.625% 8/1/26	10,000	10,750
iHeartCommunications Inc 10.625% 3/15/23	45,000	33,975
International Game Tech - 144A 6.500% 2/15/25	200,000	219,500
Interval Acq Cor 5.625% 4/15/23	70,000	72,450
Jack Ohio Fin LLC/Fin 1 - 144A 6.750% 11/15/21	95,000	99,274
L Brands Inc 6.750% 7/1/36	60,000	57,600
Lear Corp 5.250% 1/15/25	65,000	68,777
Live Nation Entertainmen - 144A 4.875% 11/1/24	10,000	10,149
Ltf Merger Sub Inc - 144A 8.500% 6/15/23	80,000	86,000
*MGM Resorts 7.750% 3/15/22	215,000	252,355
MGM Resorts 6.750% 10/1/20	30,000	33,237
*MGM Resorts 5.250% 3/31/20	70,000	74,113
MGM Resorts 6.000% 3/15/23	100,000	110,249
MGM Resorts 4.625% 9/1/26	10,000	10,100
MGM Growth/MGM F 4.500% 9/1/26	15,000	15,094
MGM Growth/MGM F 5.625% 5/1/24	20,000	21,800
Neiman Marcus Group Ltd - 144A 8.000% 10/15/21	40,000	22,100
(1)Neiman Marcus Group Ltd - 144A 8.750% 10/15/21	80,000	38,400
Midcontinent Comm & Fin - 144A 6.875% 8/15/23	70,000	75,425
Nexstar Broadcasting Inc - 144A 6.125% 2/15/22	15,000	15,694
Nielsen Finance LLC/Co - 144A 5.000% 4/15/22	135,000	140,063
SFR Group Sa - 144A 7.375% 5/1/26	200,000	217,000
Ti Group Auto Systems Ll - 144A 8.750% 7/15/23	100,000	105,750
BC/ New Red Fin - 144A 6.000% 4/1/22	140,000	145,075
JC Penney Corp 6.375% 10/15/36	55,000	39,531
Petsmart Inc - 144A 5.875% 6/1/25	40,000	38,550
Quebecor Media 5.750% 1/15/23	205,000	216,275
RHP Hotel Ppty 5.000% 4/15/21	130,000	133,250
RSI Home Products Inc - 144A 6.500% 3/15/23	150,000	157,875
Regal Entertain 5.750% 6/15/23	10,000	10,450
Regal Entertain 5.750% 3/15/22	55,000	57,475
Sabre Glbl Inc - 144A 5.375% 4/15/23	65,000	67,763
Sabre Glbl Inc - 144A 5.250% 11/15/23	40,000	41,500
Sally Hld/Sal Ca 5.750% 6/1/22	30,000	30,863
Sally Hld/Sal Ca 5.625% 12/1/25	30,000	30,713
Scientific Games Interna - 144A 7.000% 1/1/22	85,000	90,525
Service Corp Int 7.500% 4/1/27	135,000	162,000
Service Corp 5.375% 5/15/24	15,000	15,842
Sirius Xm Radio Inc - 144A 5.750% 8/1/21	25,000	25,813
Sirius Xm Radio Inc - 144A 6.000% 7/15/24	90,000	95,625
Sirius Xm Radio Inc - 144A 5.375% 4/15/25	150,000	155,063
Sirius Xm Radio Inc - 144A 5.375% 7/15/26	40,000	41,400
Six Flags Entertainment - 144A 4.875% 7/31/24	20,000	20,122
Tempur Sealy Int 5.625% 10/15/23	70,000	72,625
Tempur Sealy Int 5.500% 6/15/26	40,000	40,650
Tenneco Inc 5.000% 7/15/26	5,000	5,056
Time Inc - 144A 5.750% 4/15/22	60,000	61,575
Videotron Ltd - 144A 5.375% 6/15/24	35,000	36,969
Videotron Ltd / Ltee - 144A 5.125% 4/15/27	30,000	30,825
Vista Outdoor 5.875% 10/1/23	115,000	118,163
Wynn Las Vegas LLC/Corp - 144A 5.500% 3/1/25	120,000	126,225
Zf Na Capital - 144A 4.750% 4/29/25	180,000	189,900
Zayo Group LLC 6.375% 5/15/25	50,000	53,969
Zayo Group LLC 6.000% 4/1/23	85,000	89,463
		8,867,486
Consumer Staples (2.0%)
Albertsons Cos LLC/Safew - 144A 6.625% 6/15/24	70,000	69,475
Albertsons Cos LLC/Safew - 144A 5.750% 3/15/25	10,000	9,300
Central Garden 6.125% 11/15/23	50,000	53,250
HRG Group Inc 7.750% 1/15/22	50,000	52,500
HRG Group Inc 7.875% 7/15/19	15,000	15,375
High Ridge Brands Co - 144A 8.875% 3/15/25	25,000	24,906
Post Holdings Inc - 144A 5.500% 3/1/25	35,000	36,094
Reynolds Group 5.750% 10/15/20	145,000	148,384
Reynolds Grp Iss/Reynold - 144A 7.000% 7/15/24	25,000	26,818
Rite Aid Corp - 144A 6.125% 4/1/23	90,000	88,369
Spectrum Brands 6.625% 11/15/22	25,000	26,188
Spectrum Brands 5.750% 7/15/25	30,000	32,178
Treehouse Foods Inc - 144A 6.000% 2/15/24	70,000	74,550
		657,387
Energy (10.1%)
Alta Mesa Hldgs/Financ S - 144A 7.875% 12/15/24	25,000	25,188
Antero Resources 5.125% 12/1/22	95,000	95,207
Antero Resources 5.625% 6/1/23	15,000	15,188
Antero Midstream Part/Fi - 144A 5.375% 9/15/24	30,000	30,675
Blue Racer Mid LLC/Finan - 144A 6.125% 11/15/22	80,000	80,600
Boardwalk Pipeli 5.950% 6/1/26	40,000	44,541
Carrizo Oil&Gas 7.500% 9/15/20	50,000	50,875
Carrizo Oil&Gas 6.250% 4/15/23	35,000	33,688
<Carrizo Oil&Gas 8.250% 7/15/25	20,000	20,450
Cheniere Corp Christi Hd - 144A 5.125% 6/30/27	35,000	35,875
Chesapeake Energy Corp - 144A 8.000% 12/15/22	72,000	76,140
Chesapeake Energy Corp - 144A 5.500% 9/15/26	20,000	18,700
Chesapeake Energy Corp - 144A 8.000% 1/15/25	55,000	54,450
Chesapeake Energy Corp - 144A 8.000% 6/15/27	70,000	68,775
Uniti Group/Csl Capital - 144A 7.125% 12/15/24	75,000	74,461
Compressco Partn 7.250% 8/15/22	20,000	18,400
Concho Res/Midla 5.500% 10/1/22	40,000	41,050
Concho Res/Midla 5.500% 4/1/23	140,000	143,850
Continental Res 5.000% 9/15/22	10,000	9,813
Continental Res 4.500% 4/15/23	120,000	114,600
Covey Park Energy LLC/Fi - 144A 7.500% 5/15/25	20,000	20,000
Crestwood Midstr 6.250% 4/1/23	35,000	35,525
Denbury Resource 5.500% 5/1/22	45,000	25,200
Denbury Resource 4.625% 7/15/23	50,000	26,500
Ep Ener/Everest Acq Fin - 144A 8.000% 11/29/24	65,000	64,838
Ep Ener/Everest Acq Fin - 144A 8.000% 2/15/25	65,000	48,425
Enlink Midstream 4.400% 4/1/24	50,000	50,760
Gci Inc 6.875% 4/15/25	30,000	32,438
Gulfport Energy Corp - 144A 6.000% 10/15/24	15,000	14,588
#Halcon Resources Corp - 144A 6.750% 2/15/25	105,000	94,500
Laredo Petroleum 7.375% 5/1/22	20,000	20,200
Laredo Petroleum 5.625% 1/15/22	45,000	43,650
Meg Energy Corp - 144A 6.375% 1/30/23	100,000	77,250
Meg Energy Corp - 144A 7.000% 3/31/24	110,000	85,525
Meg Energy Corp - 144A 6.500% 1/15/25	80,000	72,800
Mplx Lp 5.500% 2/15/23	75,000	77,008
Mplx Lp 4.875% 12/1/24	30,000	31,985
Mplx Lp 4.875% 6/1/25	25,000	26,510
Nabors Industries Inc - 144A 5.500% 1/15/23	15,000	14,213
Newfield Explor 5.750% 1/30/22	70,000	73,675
Oasis Petroleum 6.500% 11/1/21	30,000	29,100
Oasis Petroleum 6.875% 1/15/23	85,000	82,238
Oasis Petroleum 6.875% 3/15/22	70,000	67,900
Parsley Energy LLC/Finan - 144A 5.250% 8/15/25	20,000	19,950
Rsp Permian Inc 6.625% 10/1/22	25,000	25,938
Rsp Permian Inc - 144A 5.250% 1/15/25	15,000	15,019
Range Resources 4.875% 5/15/25	50,000	47,500
Range Resources Corp - 144A 5.000% 8/15/22	10,000	9,825
Range Resources Corp - 144A 5.000% 3/15/23	15,000	14,663
Regency Energy P 5.500% 4/15/23	50,000	51,750
Sm Energy Co 6.500% 1/1/23	15,000	14,288
Sm Energy Co 6.125% 11/15/22	70,000	66,500
Sm Energy Co 5.625% 6/1/25	30,000	27,075
Sanchez Energy 7.750% 6/15/21	30,000	27,150
Sanchez Energy 6.125% 1/15/23	25,000	20,000
Southwn Energy 4.100% 3/15/22	40,000	37,275
Southwestern Ene 6.700% 1/23/25	90,000	87,975
Summit Mid Hld / 5.750% 4/15/25	30,000	30,150
Targa Res Prtnrs 4.250% 11/15/23	10,000	9,763
Targa Res Prtnrs 6.750% 3/15/24	65,000	69,875
Targa Resources Partners - 144A 5.125% 2/1/25	15,000	15,450
Tes Log Lp/Corp 5.875% 10/1/20	77,000	78,636
Tes Log Lp/Corp 6.125% 10/15/21	35,000	36,400
Tes Log Lp/Corp 6.250% 10/15/22	25,000	26,563
Tes Log Lp/Corp 6.375% 5/1/24	25,000	27,062
Tes Log Lp/Corp 5.250% 1/15/25	25,000	26,250
Weatherford Bermuda - 144A 9.875% 2/15/24	10,000	10,450
Whiting Petro 5.750% 3/15/21	115,000	108,100
Whiting Petro 6.250% 4/1/23	95,000	87,162
Wildhorse Resource Devel - 144A 6.875% 2/1/25	30,000	28,200
Wpx Energy Inc 6.000% 1/15/22	25,000	24,750
Wpx Energy Inc 8.250% 8/1/23	90,000	97,650
		3,308,723
Financials (7.3%)
Adient Global Holdings - 144A 4.875% 8/15/26	40,000	40,100
Ally Financial 5.125% 9/30/24	45,000	47,471
Ally Financial 4.125% 2/13/22	20,000	20,500
Ally Financial 4.625% 3/30/25	130,000	133,143
Ally Financial 4.625% 5/19/22	130,000	135,200
Ally Financial 5.750% 11/20/25	40,000	42,100
Ally Financial 4.250% 4/15/21	40,000	41,400
<Alpine Finance Merger - 144A 6.875% 8/1/25	25,000	25,438
Petsmart Inc - 144A 7.125% 3/15/23	175,000	155,750
*(2)(3)Bank Of Amer Crp 8.000% Perpetual Maturity	190,000	195,225
Cit Group Inc - 144A 5.500% 2/15/19	39,000	40,950
Cit Group Inc 3.875% 2/19/19	60,000	61,500
(2)Citigroup Inc 5.800% 11/15/19	35,000	36,488
(2)Citigroup Inc 5.875% 3/27/20	30,000	31,506
(2)Citigroup Inc 5.950% 5/15/25	10,000	10,715
Uniti Group/Csl Capital - 144A 6.000% 4/15/23	30,000	31,219
Communications S 8.250% 10/15/23	115,000	118,450
Corrections Corp 4.625% 5/1/23	113,000	114,130
Corrections Corp 5.000% 10/15/22	25,000	26,000
Dell Int LLC / Emc Corp - 144A 5.450% 6/15/23	60,000	65,110
Dell Int LLC / Emc Corp - 144A 6.020% 6/15/26	75,000	82,613
Dell Int LLC / Emc Corp - 144A 5.875% 6/15/21	20,000	20,950
Esh Hospitality Inc - 144A 5.250% 5/1/25	25,000	25,906
Equinix Inc 5.875% 1/15/26	35,000	38,161
Geo Group Inc/T 5.125% 4/1/23	20,000	20,100
Geo Group Inc/T 5.875% 1/15/22	75,000	78,000
Geo Group Inc/T 5.875% 10/15/24	40,000	41,300
Geo Group Inc/T 6.000% 4/15/26	25,000	25,938
Infinity Acq LLC/Fi Corp - 144A 7.250% 8/1/22	60,000	57,750
Intl Lease Fin 6.250% 5/15/19	55,000	58,992
*Intl Lease Fin 5.875% 4/1/19	210,000	223,035
Intl Lease Fin 4.625% 4/15/21	10,000	10,643
Inventiv Grp Hldgs Inc - 144A 7.500% 10/1/24	40,000	43,400
James Hardie Intl Fin - 144A 5.875% 2/15/23	20,000	20,950
Nielsen Co Lux Sarl/The - 144A 5.500% 10/1/21	20,000	20,700
Realogy Group/Co-Issuer - 144A 5.250% 12/1/21	15,000	15,720
Upcb Finance Iv Ltd - 144A 5.375% 1/15/25	200,000	209,250
Wmg Acquisition Corp - 144A 5.625% 4/15/22	13,000	13,455
Wmg Acquisition Corp - 144A 4.875% 11/1/24	10,000	10,200
		2,389,458
Health Care (10.7%)
Alere Inc 6.500% 6/15/20	25,000	25,375
Alere Inc - 144A 6.375% 7/1/23	30,000	32,213
Care Capital 5.125% 8/15/26	40,000	40,643
Djo Finco Inc/Djo Financ - 144A 8.125% 6/15/21	155,000	144,150
Davita Healthcar 5.000% 5/1/25	70,000	70,175
Hca Inc 5.250% 4/15/25	50,000	53,750
*Hca Inc 5.375% 2/1/25	370,000	390,276
Hca Inc 5.875% 2/15/26	140,000	151,200
Hca Inc 5.250% 6/15/26	50,000	53,925
*Hca Inc 7.500% 2/15/22	350,000	402,938
Encompass Health Corp 5.750% 11/1/24	65,000	66,706
Encompass Health Corp 5.750% 9/15/25	30,000	31,574
Hill-Rom Holdings Inc - 144A 5.750% 9/1/23	80,000	84,200
Hill-Rom Holdings Inc - 144A 5.000% 2/15/25	10,000	10,200
Hologic Inc - 144A 5.250% 7/15/22	80,000	84,000
Kindred Healthca 8.750% 1/15/23	105,000	110,381
Kinetic Concept/Kci Usa - 144A 7.875% 2/15/21	85,000	89,888
Mallinckrodt Fin/Sb - 144A 5.750% 8/1/22	25,000	23,500
Mallinckrodt Fin/Sb - 144A 5.500% 4/15/25	45,000	39,374
Mallinckrodt Fin/Sb - 144A 5.625% 10/15/23	30,000	27,375
Tenet Healthcare 6.000% 10/1/20	30,000	32,138
Tenet Healthcare 8.000% 8/1/20	130,000	131,625
Tenet Healthcare 4.500% 4/1/21	55,000	55,894
Tenet Healthcare 8.125% 4/1/22	275,000	291,844
Tenet Healthcare 6.750% 6/15/23	85,000	85,000
Tenet Healthcare Corp - 144A 7.500% 1/1/22	25,000	27,119
(2)(5)#21st Century Oncology - 144A 11.000% 5/1/23	66,474	40,549
Valeant Pharmaceuticals - 144A 5.875% 5/15/23	210,000	180,075
Valeant Pharmaceuticals - 144A 6.125% 4/15/25	140,000	118,475
Valeant Pharmaceuticals - 144A 6.500% 3/15/22	20,000	20,975
Valeant Pharmaceuticals - 144A 7.000% 3/15/24	55,000	57,819
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	25,000	24,594
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	90,000	85,499
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	150,000	141,000
Valeant Pharmaceuticals - 144A 7.500% 7/15/21	295,000	285,781
		3,510,230
Industrials (9.5%)
Acco Brands Corp - 144A 5.250% 12/15/24	30,000	31,163
Adt Corp 3.500% 7/15/22	80,000	77,376
Adt Corp 4.125% 6/15/23	15,000	14,869
Aecom Technology 5.750% 10/15/22	20,000	20,924
Aecom Technology 5.875% 10/15/24	30,000	32,625
Air Medical Group Holdin - 144A 6.375% 5/15/23	85,000	80,538
Aircastle Ltd 5.000% 4/1/23	75,000	80,063
Alcoa Inc 5.900% 2/1/27	15,000	16,144
Allegion Plc 5.875% 9/15/23	15,000	16,088
American Greetings Corp - 144A 7.875% 2/15/25	10,000	10,813
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	41,450
Avis Budget Car 5.500% 4/1/23	125,000	124,219
Avis Budget Car/Finance - 144A 6.375% 4/1/24	90,000	89,775
Belden Inc - 144A 5.500% 9/1/22	105,000	108,150
Bombardier Inc - 144A 7.500% 3/15/25	90,000	93,375
Cnh Industrial C 4.375% 11/6/20	35,000	36,707
Cnh Industrial C 4.875% 4/1/21	70,000	74,375
Cnh Industrial 4.375% 4/5/22	40,000	41,860
Clean Harbors In 5.125% 6/1/21	25,000	25,531
Energizer Holdings Inc - 144A 5.500% 6/15/25	75,000	78,469
Fgi Operating Co 7.875% 5/1/20	85,000	56,950
Gen Cable Corp 5.750% 10/1/22	95,000	95,000
Great Lakes Dredge&Dock - 144A 8.000% 5/15/22	35,000	35,656
H&E Equipment 7.000% 9/1/22	90,000	93,600
Hillman Group Inc - 144A 6.375% 7/15/22	85,000	81,600
Hertz Corp 7.375% 1/15/21	85,000	82,025
Hertz Corp 6.250% 10/15/22	160,000	139,599
Hertz Corp - 144A 5.500% 10/15/24	70,000	57,400
Hertz Corp - 144A 7.625% 6/1/22	90,000	89,784
Herc Rentals Inc - 144A 7.500% 6/1/22	41,000	43,255
Herc Rentals Inc - 144A 7.750% 6/1/24	82,000	86,509
Iron Mountain 6.000% 8/15/23	75,000	79,688
Klx Inc - 144A 5.875% 12/1/22	85,000	89,250
Kratos Def & Sec 7.000% 5/15/19	65,000	66,137
Manitowoc Food 9.500% 2/15/24	35,000	40,600
Nxp Bv/Nxp Funding LLC - 144A 4.625% 6/1/23	200,000	215,750
Oshkosh Corp 5.375% 3/1/22	45,000	46,688
Oshkosh Corp 5.375% 3/1/25	20,000	21,000
Spx Flow Inc - 144A 5.625% 8/15/24	20,000	20,600
Spx Flow Inc - 144A 5.875% 8/15/26	35,000	36,138
Sensata Technologies Bv - 144A 4.875% 10/15/23	65,000	66,300
Terex Corp - 144A 5.625% 2/1/25	50,000	51,437
Transdigm Inc 6.500% 5/15/25	65,000	66,138
Triumph Group 4.875% 4/1/21	80,000	79,500
*United Rental Na 6.125% 6/15/23	85,000	88,506
United Rental Na 7.625% 4/15/22	15,000	15,675
United Rental Na 5.875% 9/15/26	35,000	37,276
United Rental Na 5.500% 5/15/27	40,000	41,200
Xpo Logistics Inc - 144A 6.500% 6/15/22	90,000	94,500
Xpo Logistics Inc - 144A 6.125% 9/1/23	20,000	20,825
		3,133,100
Information Technology (10.0%)
Aci Worldwide Inc - 144A 6.375% 8/15/20	55,000	56,169
Amkor Tech Inc 6.625% 6/1/21	70,000	71,312
*Amkor Tech Inc 6.375% 10/1/22	115,000	119,743
Anixter Inc 5.500% 3/1/23	80,000	85,500
Cdk Global Inc - 144A 4.875% 6/1/27	15,000	15,413
Cogent Comm Finance Inc - 144A 5.625% 4/15/21	90,000	92,475
Cogent Communications Gr - 144A 5.375% 3/1/22	65,000	68,250
Commscope Inc - 144A 5.500% 6/15/24	25,000	26,024
Commscope Tech LLC - 144A 6.000% 6/15/25	145,000	154,788
Entegris Inc - 144A 6.000% 4/1/22	100,000	104,625
Equinix Inc 5.375% 1/1/22	20,000	21,100
Equinix Inc 5.750% 1/1/25	10,000	10,763
First Data Corporation - 144A 5.375% 8/15/23	163,000	170,335
First Data Corporation - 144A 7.000% 12/1/23	32,000	34,160
First Data Corporation - 144A 5.750% 1/15/24	370,000	384,338
Gartner Inc - 144A 5.125% 4/1/25	30,000	31,512
Rackspace Hostin - 144A 8.625% 11/15/24	75,000	79,875
Infor Us Inc 6.500% 5/15/22	215,000	222,525
(1)Infor Software Parent - 144A 7.125% 5/1/21	105,000	108,150
Informatica LLC - 144A 7.125% 7/15/23	95,000	96,693
Magnachip Semi 6.625% 7/15/21	95,000	87,875
Micron Technology Inc - 144A 5.250% 1/15/24	115,000	119,025
Micron Tech 7.500% 9/15/23	35,000	39,130
Microsemi Corp - 144A 9.125% 4/15/23	40,000	45,800
Plantronics Inc - 144A 5.500% 5/31/23	40,000	41,850
Riverbed Technology Inc - 144A 8.875% 3/1/23	100,000	101,625
Sabine Pass Liqu 6.250% 3/15/22	100,000	113,236
*Sabine Pass Liqu 5.750% 5/15/24	100,000	111,351
Sabine Pass Liqu 5.875% 6/30/26	15,000	16,765
Sinclair Tele 6.125% 10/1/22	105,000	109,069
Sinclair Television Grou - 144A 5.625% 8/1/24	20,000	20,525
Sinclair Television Grou - 144A 5.125% 2/15/27	20,000	19,350
Western Digital Corp - 144A 7.375% 4/1/23	125,000	137,343
Western Digital 10.500% 4/1/24	180,000	212,342
*Zebra Tech Corp 7.250% 10/15/22	140,000	148,750
		3,277,786
Materials (5.1%)
(2)Ardagh Pkg Fin/Hldgs Usa - 144A 7.250% 5/15/24	200,000	218,750
Ashland Inc 4.750% 8/15/22	155,000	162,169
Berry Plastics 6.000% 10/15/22	20,000	21,325
Boise Cascade Company - 144A 5.625% 9/1/24	15,000	15,450
Bway Holding Co - 144A 5.500% 4/15/24	25,000	25,531
Chemours Co 6.625% 5/15/23	60,000	63,450
Cheniere Corp Ch 5.875% 3/31/25	40,000	42,650
Fmg Resources Aug 2006 - 144A 9.750% 3/1/22	35,000	39,856
Freeport-Mc C&G 3.875% 3/15/23	85,000	79,050
Freeport-Mcmoran 4.550% 11/14/24	20,000	18,850
Gcp Applied Technologies - 144A 9.500% 2/1/23	65,000	73,938
Wr Grace & Co-Conn - 144A 5.625% 10/1/24	10,000	10,687
Hexion Inc 6.625% 4/15/20	175,000	159,688
Huntsman Int LLC 5.125% 11/15/22	120,000	128,400
Ineos Group Holdings Sa - 144A 5.625% 8/1/24	200,000	206,250
(2)Lsb Industries 8.500% 8/1/19	93,000	93,116
(4)(5)Noranda Alum Acq 11.000% 6/1/19	40,000	0
Nova Chemicals Corp - 144A 4.875% 6/1/24	30,000	29,888
Nova Chemicals Corp - 144A 5.250% 6/1/27	25,000	24,875
Novelis Corp - 144A 6.250% 8/15/24	25,000	26,249
Novelis Corp - 144A 5.875% 9/30/26	30,000	30,900
Rain Cii Carbon LLC/Cii - 144A 7.250% 4/1/25	65,000	67,113
#(4)(5)Reichhold Industries Inc - 144A 9.000% 5/8/40	103,629	0
Scotts Miracle 6.000% 10/15/23	55,000	59,043
Scotts Miracle 5.250% 12/15/26	30,000	31,425
<Venator Fin Sarl/Venator - 144A 5.750% 7/15/25	35,000	35,350
		1,664,003
Telecommunication Services (10.4%)
Centurylink Inc 5.800% 3/15/22	45,000	46,800
Centurylink Inc 6.750% 12/1/23	100,000	107,688
Centurylink Inc 5.625% 4/1/25	25,000	24,958
Ep Ener/Everest 9.375% 5/1/20	80,000	63,100
Frontier Comm 6.875% 1/15/25	65,000	51,188
Frontier Comm 11.000% 9/15/25	150,000	139,124
Gci Inc 6.750% 6/1/21	70,000	71,750
*Intelsat Jackson 7.250% 10/15/20	375,000	354,376
Intelsat Jackson 7.250% 4/1/19	45,000	45,011
Intelsat Jackson 7.500% 4/1/21	35,000	32,288
Intelsat Jackson 5.500% 8/1/23	115,000	95,163
Intelsat Jackson Hldg - 144A 9.750% 7/15/25	90,000	89,888
Level 3 Fin Inc 5.375% 5/1/25	55,000	57,888
Level 3 Fin Inc 5.375% 1/15/24	35,000	36,531
Level 3 Comm Inc 5.750% 12/1/22	55,000	57,063
Csc Holdings LLC - 144A 10.875% 10/15/25	200,000	240,750
Us West Cap Fdg 7.750% 2/15/31	60,000	57,017
Sba Communications Corp - 144A 4.875% 9/1/24	50,000	50,875
*Sprint Cap Corp 8.750% 3/15/32	310,000	390,600
Sprint Corp 7.250% 9/15/21	55,000	61,119
*Sprint Corp 7.875% 9/15/23	565,000	649,750
Sprint Corp 7.625% 2/15/25	85,000	97,856
T-Mobile Usa Inc 6.500% 1/15/24	45,000	48,375
T-Mobile Usa Inc 6.375% 3/1/25	35,000	37,844
T-Mobile Usa Inc 6.500% 1/15/26	115,000	126,931
Us Cellular 6.700% 12/15/33	75,000	76,688
*Windstream Corp 7.750% 10/1/21	130,000	122,200
Windstream Corp 7.500% 6/1/22	150,000	133,875
Windstream Corp 6.375% 8/1/23	55,000	45,409
		3,412,105
Utilities (1.1%)
Aes Corp 4.875% 5/15/23	15,000	15,281
Aes Corp 5.500% 3/15/24	10,000	10,412
Aes Corp 6.000% 5/15/26	10,000	10,700
Amerigas Partner 5.875% 8/20/26	70,000	71,750
Amerigas Partner 5.500% 5/20/25	40,000	40,800
Dynegy Inc 7.375% 11/1/22	70,000	69,125
Dynegy Inc 7.625% 11/1/24	35,000	33,950
Dynegy Inc - 144A 8.000% 1/15/25	25,000	24,249
Nrg Energy Inc 7.875% 5/15/21	4,000	4,130
Nrg Energy Inc 6.250% 7/15/22	40,000	41,050
Nrg Energy Inc 6.625% 1/15/27	50,000	50,063
		371,510

TOTAL CORPORATE BONDS (COST: $29,893,873)		$30,591,788

COMMON STOCKS (0.1%)
Energy (0.1%)	Shares
#Halcon Resources Corp (COST: $145,204)	6,520	$29,601

PRIVATE EQUITY (0.5%)

Consumer Discretionary (0.1%)	Shares
#Uci International Holdings Inc	2,633	$39,495

Materials (0.4%)
#(4)Reichhold Cayman	162	$118,908

TOTAL PRIVATE EQUITY (COST: $239,950)		$158,403

WARRANTS (0.0%)
Industrials (0.0%)	Shares
#Jack Cooper Enterprises Inc	175	$0
#Jack Cooper Enterprises Inc	99	0
		$0

TOTAL WARRANTS (COST:$0)		$0

TOTAL INVESTMENTS IN SECURITIES (COST: $30,279,027) (93.7%)		$30,779,792
OTHER ASSETS LESS LIABILITIES (6.3%)		2,076,147

NET ASSETS (100.0%)		$32,855,939

(1) Interest or dividend is paid-in-kind, when applicable.
(2) Variable rate security. The rates for these securities are as of June 30, 2017.
(3) This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(4) Non-income producing security.
(5) Issue is in default.
< When-issued purchase as of June 30, 2017.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $12,241,551, representing 37.3% of net assets as of June 30, 2017.

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.
# Illiquid security. See note 2. Total market value of illiquid securities amount to $323,053, representing 1.0% of net assets as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS June 30, 2017 (unaudited)

Energy	83.2%
Utilities	4.7%
Cash Equivalents and Other	4.5%
Industrials	4.1%
Materials	3.5%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS June 30, 2017 (unaudited)

		Fair
	Shares	Value

COMMON STOCKS (95.5%)

Energy (83.2%)
Archrock Inc	270,000	$3,078,000
*Callon Petroleum Corp	1,140,000	12,095,400
*Cheniere Energy Inc	160,000	7,793,600
Cimarex Energy Corp	85,000	7,990,850
*Concho Resources Inc	75,000	9,114,750
*Continental Resources Inc	280,000	9,052,400
Devon Energy Corp	80,000	2,557,600
*Diamondback Energy	207,000	18,383,670
EOG Resources Inc	45,000	4,073,400
Enbridge Inc	340,000	13,535,400
Exxon Mobil Corp	130,000	10,494,900
*Fairmount Santrol Holdings	810,000	3,159,000
*Forum Energy Technologies Inc	940,000	14,664,000
Halliburton Company	560,000	23,917,600
#*Independence Contract Drilling Inc	520,000	2,022,800
*Keane Group Inc	430,000	6,880,000
Kinder Morgan Inc	510,000	9,771,600
*Oil States Intl Inc	390,000	10,588,500
ONEOK Inc	390,000	20,342,400
*Parsley Energy Inc	780,000	21,645,000
Patterson-Uti Energy Inc	440,000	8,883,600
Phillips 66	165,000	13,643,850
Pioneer Natural Resources	121,000	19,309,180
*ProPetro Holding Corp	790,000	11,028,400
*QEP Resources Inc	120,000	1,212,000
RPC Inc	1,200,000	24,252,000
*RSP Permian Inc	280,000	9,035,600
Schlumberger Ltd	127,000	8,361,680
Semgroup Corp	180,000	4,860,000
*Smart Sand Inc	370,000	3,296,700
Tesoro Corp	190,000	17,784,000
*Tetra Technologies Inc	600,000	1,674,000
TransCanada Corp	280,000	13,347,600
US Silica Holdings Inc	658,000	23,352,420
Valero Energy Corp	155,000	10,456,300
Williams Companies Inc	710,000	21,498,800
		403,157,000
Industrials (4.1%)
Canadian Pacific Railway Ltd	100,000	16,081,000
Union Pacific Corp	35,000	3,811,850
		19,892,850
Materials (3.5%)
*Flotek Industries Inc	510,000	4,559,400
Westlake Chemical Corp	70,000	4,634,700
Lyondellbasell Indu Class A	90,000	7,595,100
		16,789,200
Utilities (4.7%)
CenterPoint Energy Inc	380,000	10,404,400
MDU RES Group	150,000	3,930,000
OGE Energy Corp	250,000	8,697,500
		23,031,900

TOTAL COMMON STOCKS (COST: $452,100,584)		$462,870,950

OTHER ASSETS AND LIABILITES (4.5%)		$21,817,362

NET ASSETS (100.0%)		$484,688,312

* Non-income producing
# Illiquid security. See Note 2. Total market value of illiquid securities amounts to $2,022,800, representing 0.4% of net asset as of June 30, 2017.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | June 30, 2017 (unaudited)
	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost: $146,414,706, $1,975,127, and $26,279,314, respectively)	$154,831,570	$1,963,683	$32,175,601
Cash and cash equivalents	0	74,704	1,531,158
Security sales receivable	2,755,571	0	559,311
Receivable for Fund shares sold	330,941	80,000	1,962
Accrued dividends receivable	388,600	3,767	48,131
Accrued interest receivable	273	32	527
Receivable from broker	142	0	0
Prepaid expenses	46,156	7,014	18,859
Total assets	$158,353,253	$2,129,200	$34,335,549

LIABILITIES
Payable for securities purchased	$2,250,062	$0	$1,034,672
Payable for Fund shares redeemed	374,800	2,638	43,490
Dividends payable	177,713	1,994	0
Trustees’ fees payable	4,990	45	1,158
Payable to affiliates	1,717	0	3,580
Accrued expenses	9,085	2,118	6,652
Disbursements in excess of demand deposit cash	46,640	0	0
Total liabilities	$2,865,007	$6,795	$1,089,552

NET ASSETS	$155,488,246	$2,122,405	$33,245,997

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$142,011,636	$2,061,004	$25,637,452
Accumulated undistributed net realized gain (loss) on investments	5,059,746	72,845	1,515,202
Accumulated undistributed net investment income (loss)	0	0	197,056
Unrealized appreciation (depreciation) on investments	8,416,864	(11,444)	5,896,287

NET ASSETS	$155,488,246	$2,122,405	$33,245,997

Net Assets - Class A	$124,658,086	$1,401,170	$32,617,743
Net Assets - Class C	$16,060,048	$111,537	$174,437
Net Assets - Class I	$14,770,112	$609,698	$453,817
Shares outstanding - Class A	8,602,887	131,722	634,282
Shares outstanding - Class C	1,114,214	10,497	3,405
Shares outstanding - Class I	1,018,718	57,325	8,817
Net asset value per share - Class A*	$14.49	$10.64	$51.42
Net asset value per share - Class C*	$14.41	$10.63	$51.23
Net asset value per share - Class I	$14.50	$10.64	$51.47
Public offering price per share – Class A (sales charge of 5.00%)	$15.25	$11.20	$54.13

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | June 30, 2017 (unaudited)
	High	WB/MNA
	Income	Stock
	Fund	Fund
ASSETS
Investments in securities, at value (cost: $30,279,027 and $452,100,584, respectively)	$30,779,792	$462,870,950
Cash and cash equivalents	1,823,164	23,558,736
Security sales receivable	0	5,158,289
Receivable for Fund shares sold	20,000	215,904
Accrued dividends receivable	721	273,528
Accrued interest receivable	506,865	9,327
Receivable from broker	0	276
Prepaid expenses	16,126	66,222
Total assets	$33,146,668	$492,153,232

LIABILITIES
Payable for securities purchased	$191,078	$5,704,183
Payable for Fund shares redeemed	63,342	1,547,322
Dividends payable	28,394	2
Trustees’ fees payable	1,102	20,315
Payable to affiliates	1,297	88,714
Accrued expenses	5,516	104,384
Total liabilities	$290,729	$7,464,920

NET ASSETS	$32,855,939	$484,688,312

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$49,081,306	$643,202,371
Accumulated undistributed net realized gain (loss) on investments	(16,727,003)	(169,363,651)
Accumulated undistributed net investment income (loss)	871	79,226
Unrealized appreciation (depreciation) on investments	500,765	10,770,366

NET ASSETS	$32,855,939	$484,688,312

Net Assets - Class A	$25,284,283	$385,995,381
Net Assets - Class C	$5,372,509	$39,142,951
Net Assets - Class I	$2,199,147	$59,549,980
Shares outstanding - Class A	3,234,811	79,028,371
Shares outstanding - Class C	685,850	8,081,073
Shares outstanding - Class I	281,571	12,177,815
Net asset value per share - Class A*	$7.82	$4.88
Net asset value per share - Class C*	$7.83	$4.84
Net asset value per share - Class I	$7.81	$4.89
Public offering price per share – Class A (sales charge of 4.25% and 5.00%, respectively)	$8.17	$5.14

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the Six Months Ended June 30, 2017 (unaudited)

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Interest	$3,076	$84	$1,401
Dividends (net of foreign withholding taxes of $15,987, $2,812, and $0, respectively)	2,791,326	44,795	404,850
Total investment income	$2,794,402	$44,879	$406,251

EXPENSES
Investment advisory fees	$551,945	$7,032	$168,483
Distribution (12b-1) fees - Class A	152,625	1,660	41,437
Distribution (12b-1) fees - Class C	69,048	574	900
Transfer agent fees	138,478	7,706	36,338
Administrative service fees	127,073	25,247	47,631
Professional fees	12,457	1,542	4,471
Reports to shareholders	4,080	643	3,234
License, fees, and registrations	38,916	988	11,819
Audit fees	6,016	75	1,272
Trustees’ fees	4,990	64	1,159
Transfer agent out-of-pockets	13,338	139	7,013
Custodian fees	7,769	1,714	2,761
Legal fees	5,656	80	1,329
Insurance expense	1,575	8	539
Total expenses	$1,133,966	$47,472	$328,386
Less expenses waived or reimbursed (See Note 7)	(397,941)	(44,292)	(117,518)
Total net expenses	$736,025	$3,180	$210,868

NET INVESTMENT INCOME (LOSS)	$2,058,377	$41,699	$195,383

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$4,633,405	$64,305	$785,907
Net change in unrealized appreciation (depreciation) of investments	(3,478,147)	(191,627)	1,070,112
Net realized and unrealized gain (loss) on investments	$1,155,258	$(127,322)	$1,856,019

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,213,635	$(85,623)	$2,051,402

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the Six Months Ended June 30, 2017 (unaudited)

	High	WB/MNA
	Income	Stock
	Fund	Fund
INVESTMENT INCOME
Interest	$935,794	$45,716
Dividends (net of foreign withholding taxes of $0, and $95,194, respectively)	0	4,254,022
Total investment income	$935,794	$4,299,738

EXPENSES
Investment advisory fees	$136,047	$1,453,245
Distribution (12b-1) fees - Class A	31,809	1,229,026
Distribution (12b-1) fees - Class C	26,343	231,811
Transfer agent fees	25,218	472,039
Administrative service fees	46,451	411,906
Professional fees	4,165	52,436
Reports to shareholders	1,159	59,950
License, fees, and registrations	9,984	51,117
Audit fees	1,232	23,198
Trustees’ fees	1,102	20,315
Transfer agent out-of-pockets	2,907	150,472
Custodian fees	4,917	31,643
Legal fees	1,263	24,486
Insurance expense	476	8,868
Total expenses	$293,073	$4,220,512
Less expenses waived or reimbursed (See Note 7)	(90,770)	0
Total net expenses	$202,303	$4,220,512

NET INVESTMENT INCOME (LOSS)	$733,491	$79,226

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$21,953	$(19,775,550)
Net change in unrealized appreciation (depreciation) of investments	624,328	(90,751,708)
Net realized and unrealized gain (loss) on investments	$646,281	$(110,527,258)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,379,772	$(110,448,032)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Six Months Ended June 30, 2017 (unaudited)

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,058,377	$41,699	$195,383
Net realized gain (loss) from investment transactions	4,633,405	64,305	785,907
Net change in unrealized appreciation (depreciation) of investments	(3,478,147)	(191,627)	1,070,112
Net increase (decrease) in net assets resulting from operations	$3,213,635	$(85,623)	$2,051,402

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,700,183)	$(28,811)	$0
Net investment income - Class C	(156,919)	(2,282)	0
Net investment income - Class I	(201,275)	(10,606)	0
Total distributions	$(2,058,377)	$(41,699)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$35,246,992	$284,896	$939,793
Proceeds from sale of shares - Class C	6,755,032	58,950	1,851
Proceeds from sale of shares - Class I	12,479,739	235,392	266,597
Proceeds from reinvested dividends - Class A	1,390,684	26,889	0
Proceeds from reinvested dividends - Class C	136,946	783	0
Proceeds from reinvested dividends - Class I	187,563	9,978	0
Cost of shares redeemed - Class A	(20,305,209)	(18,284)	(3,277,729)
Cost of shares redeemed - Class C	(1,303,403)	(55,000)	(19,530)
Cost of shares redeemed - Class I	(3,827,282)	(1,316)	(58,948)
Net increase (decrease) in net assets resulting from capital share transactions	$30,761,062	$542,288	$(2,147,966)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$31,916,320	$414,966	$(96,564)
NET ASSETS, BEGINNING OF PERIOD	123,571,926	1,707,439	33,342,561
NET ASSETS, END OF PERIOD	$155,488,246	$2,122,405	$33,245,997

Accumulated undistributed net investment income	$0	$0	$197,056

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Six Months Ended June 30, 2017 (unaudited)

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$733,491	$79,226
Net realized gain (loss) from investment transactions	21,953	(19,775,550)
Net change in unrealized appreciation (depreciation) of investments	624,328	(90,751,708)
Net increase (decrease) in net assets resulting from operations	$1,379,772	$(110,448,032)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(596,795)	$0
Net investment income - Class C	(103,779)	0
Net investment income - Class I	(32,047)	0
Total distributions	$(732,621)	$0

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$1,009,344	$26,827,691
Proceeds from sale of shares - Class C	587,283	3,751,955
Proceeds from sale of shares - Class I	1,615,817	59,602,718
Proceeds from reinvested dividends - Class A	466,769	0
Proceeds from reinvested dividends - Class C	80,033	0
Proceeds from reinvested dividends - Class I	18,257	0
Cost of shares redeemed - Class A	(2,229,581)	(140,313,606)
Cost of shares redeemed - Class C	(695,025)	(7,572,035)
Cost of shares redeemed - Class I	(108,999)	(6,589,271)
Net increase (decrease) in net assets resulting from capital share transactions	$743,898	$(64,292,548)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,391,049	$(174,740,580)
NET ASSETS, BEGINNING OF PERIOD	31,464,890	659,428,892
NET ASSETS, END OF PERIOD	$32,855,939	$484,688,312

Accumulated undistributed net investment income	$871	$79,226

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year/Period ended December 30, 2016

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund^	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,520,121	$47,603	$476,169
Net realized gain (loss) from investment transactions	1,352,854	47,021	1,219,205
Net change in unrealized appreciation (depreciation) of investments	9,899,138	180,183	1,494,053
Net increase (decrease) in net assets resulting from operations	$13,772,113	$274,807	$3,189,427

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(2,336,837)	$(36,917)	$(470,836)
Net investment income - Class C	(128,676)	(2,884)	(1,364)
Net investment income - Class I *	(54,608)	(7,802)	(3,691)
Net realized gain on investments - Class A	(380,656)	(27,095)	(271,638)
Net realized gain on investments - Class C	(35,986)	(2,637)	(1,505)
Net realized gain on investments - Class I *	(19,588)	(8,748)	(1,871)
Total distributions	$(2,956,351)	$(86,083)	$(750,905)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$71,646,123	$1,578,445	$3,181,552
Proceeds from sale of shares - Class C	9,708,184	100,000	72,717
Proceeds from sale of shares - Class I*	5,788,433	342,802	219,569
Proceeds from reinvested dividends - Class A	2,382,811	63,177	701,553
Proceeds from reinvested dividends - Class C	147,178	638	2,870
Proceeds from reinvested dividends - Class I *	66,540	16,551	5,562
Cost of shares redeemed - Class A	(20,375,800)	(582,868)	(9,064,062)
Cost of shares redeemed - Class C	(641,667)	0	(72,452)
Cost of shares redeemed - Class I *	(82,344)	(30)	(15)
Net increase (decrease) in net assets resulting from capital share transactions	$68,639,458	$1,518,715	$(4,952,706)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$79,455,220	$1,707,439	$(2,514,184)
NET ASSETS, BEGINNING OF PERIOD	44,116,706	0	35,856,745
NET ASSETS, END OF PERIOD	$123,571,926	$1,707,439	$33,342,561

Accumulated undistributed net investment income	$0	$0	$1,672

* All Funds began offering Class I shares August 1, 2016.

^ Commenced operations on May 2, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the Year ended December 30, 2016

	High	WB/MNA
	Income	Stock
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,566,635	$778,551
Net realized gain (loss) from investment transactions	(974,804)	(77,646,904)
Net change in unrealized appreciation (depreciation) of investments	3,517,886	268,699,326
Net increase (decrease) in net assets resulting from operations	$4,109,717	$191,830,973

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(1,310,371)	$(715,220)
Net investment income - Class C	(245,630)	0
Net investment income - Class I *	(10,634)	(63,331)
Return of capital - Class A	0	(312,604)
Return of capital - Class I *	0	(27,681)
Total distributions	$(1,566,635)	$(1,118,836)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$2,970,740	$84,107,881
Proceeds from sale of shares - Class C	332,568	9,718,011
Proceeds from sale of shares - Class I *	644,408	14,157,242
Proceeds from reinvested dividends - Class A	1,025,633	935,083
Proceeds from reinvested dividends - Class C	183,595	0
Proceeds from reinvested dividends - Class I *	9,848	90,390
Cost of shares redeemed - Class A	(4,895,807)	(157,289,805)
Cost of shares redeemed - Class C	(1,342,341)	(10,920,586)
Cost of shares redeemed - Class I *	(14,204)	(298,455)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,085,560)	$(59,500,239)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,457,522	$131,211,898
NET ASSETS, BEGINNING OF PERIOD	30,007,368	528,216,994
NET ASSETS, END OF PERIOD	$31,464,890	$659,428,892

Accumulated undistributed net investment income	$0	$0

* All Funds began offering Class I shares on August 1, 2016.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of five series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Williston Basin/Mid-North America Stock Fund (the “WB/MNA Stock Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation.

Each Fund in the Trust currently offers Class A, C, and I shares. The Class A shares of Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, and WB/MNA Stock Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, and 5.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year/period ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized using the effective yield method over the lives of the respective securities for financial statement purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. The Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The financial statements have been prepared with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. As of June 30, 2017, the Funds held the following illiquid securities:

High Income Fund	Shares	Dates Acquired	Cost Basis	Fair Value
21st Century Oncology Inc- 144A 11.000% 5/1/23	66,474	4/3/17	66,474	40,549
Halcon Resources Corp -144A 6.750% 2/15/25	105,000	5/24/17	104,366	94,500
Halcon Recources Corp – Common Stock	6,520	9/12/16	145,204	29,601
UCI International Holdings Inc – Private Equity	2,633	6/8/17	119,389	39,495
Reichhold Cayman – Private Equity	162	4/1/15	120,561	118,908
			Total	323,053
WB/MNA Stock Fund
Independence Contract Drilling Inc - Common Stock	520,000	5/5/17	2,626,419	2,022,800
			Total	2,022,800

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2017:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$154,831,570	$0	$0	$154,831,570
Total	$154,831,570	$0	$0	$154,831,570

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,963,683	$0	$0	$1,963,683
Total	$1,963,683	$0	$0	$1,963,683

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$32,175,601	$0	$0	$32,175,601
Total	$32,175,601	$0	$0	$32,175,601

High Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$29,601	$0	$0	$29,601
Private Equity	0	0	158,403	158,403
Corporate Bonds	0	30,591,788	0	30,591,788
Total	$29,601	$30,591,788	$158,403	$30,779,792

WB/MNA Stock Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$462,870,950	$0	$0	$462,870,950
Total	$462,870,950	$0	$0	$462,870,950

Please refer to the Schedules of Investments for sector classification. There were no transfers into or out of Level 1 or Level 2 during the six months ended June 30, 2017. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the six months ended June 30, 2017.

The changes of the fair value of investments during the six months ended June 30, 2017 , for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as		Amortization/	Change in unrealized	Balance as
High Income Fund	of 12/30/16	Purchases	accretion	appreciation/depreciation	of 6/30/17
Private Equity	$106,758	$119,389	$0	($67,744)	$158,403

Asset Class	Fair Value at June 30, 2017	Valuation Technique	Unobservable Inputs	Multiple	Impact to Valuation From Input Increases
Private Equity	$118,908 39,495 158,403	Market Approach Comparable Transactions	EBITDA Multiple Transaction Price	6.73x $15.00	Increase Increase

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2017, were as follows:

	Dividend	Energized	Growth &	High	WB/MNA
	Harvest Fund	Dividend Fund	Income Fund	Income Fund	Stock Fund
Purchases	$61,300,966	$825,873	$9,412,968	$4,944,391	$158,187,747
Sales	$29,594,803	$398,372	$12,176,569	$4,251,986	$217,659,992

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Six Months Ended 6/30/17:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	2,412,354	25,528	18,557	129,784	4,777,701
Shares issued from reinvestments	95,593	2,482	0	60,025	0
Shares redeemed	(1,391,525)	(1,663)	(65,030)	(287,382)	(25,756,592)
Net increase (decrease)	1,116,422	26,347	(46,473)	(97,573)	(20,978,891)

Class C
Shares sold	465,916	5,399	36	75,369	681,448
Shares issued from reinvestments	9,465	73	0	10,267	0
Shares redeemed	(89,919)	(5,037)	(385)	(89,399)	(1,410,907)
Net increase (decrease)	385,462	435	(349)	(3,763)	(729,459)

Class I
Shares sold	855,079	21,752	5,269	208,616	10,898,005
Shares issued from reinvestments	12,889	921	0	2,347	0
Shares redeemed	(261,029)	(122)	(1,158)	(14,016)	(1,236,248)
Net increase (decrease)	606,939	22,551	4,111	196,947	9,661,757

Year Ended 12/30/16:	Dividend	Energized	Growth &	High	WB/MNA
	Harvest	Dividend	Income	Income	Stock
Class A	Fund	Fund	Fund	Fund	Fund
Shares sold	5,262,672	155,113	69,369	400,852	17,719,326
Shares issued from reinvestments	170,305	5,686	14,459	139,196	157,160
Shares redeemed	(1,496,270)	(55,424)	(194,834)	(668,318)	(31,657,888)
Net increase (decrease)	3,936,707	105,375	(111,006)	(128,270)	(13,781,402)

Class C
Shares sold	710,008	10,000	1,567	44,168	2,111,198
Shares issued from reinvestments	10,453	62	59	24,895	0
Shares redeemed	(48,412)	0	(1,608)	(183,873)	(2,184,967)
Net increase (decrease)	672,049	10,062	18	(114,810)	(73,769)

Class I
Shares sold	412,967	33,313	4,591	85,189	2,552,259
Shares issued from reinvestments	4,647	1,464	115	1,291	15,217
Shares redeemed	(5,835)	(3)	0	(1,856)	(51,418)
Net increase (decrease)	411,779	34,774	4,706	84,624	2,516,058

NOTE 6: Income Tax Information

At December 30, 2016, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Investments at cost	$110,090,598	$1,521,347	$28,257,008	$29,593,179	$532,583,031
Unrealized appreciation	12,987,913	193,834	5,321,747	1,053,778	128,401,248
Unrealized depreciation	(1,108,361)	(13,651)	(495,572)	(1,180,443)	(28,110,479)
Net unrealized appreciation (depreciation)*	$11,879,552	$180,183	$4,826,175	($126,665)	$100,290,769

*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

Year Ended 12/30/16:	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Ordinary Income	$2,956,351	$86,083	$475,891	$1,566,635	$778,551
Capital Gain	0	0	275,014	0	0
Return of Capital	0	0	0	0	340,285
Total	$2,956,351	$86,083	$750,905	$1,566,635	$1,118,836

Year Ended 12/31/15:	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Ordinary Income	$1,102,778	$0	$275,529	$1,762,623	$3,668,410
Capital Gain	606,760	0	492,488	0	0
Total	$1,709,538	$0	$768,017	$1,762,623	$3,668,410

As of December 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend Harvest Fund	Energized Dividend Fund	Growth & Income Fund	High Income Fund	WB/MNA Stock Fund
Undistributed ordinary income	$441,800	$8,540	$1,672	$0	$0
Undistributed capital gains	0	0	729,295	0	0
Accumulated capital and other losses	0	0	0	(16,700,101)	(148,356,793)
Post-October losses deferred	0	0	0	(45,752)	0
Unrealized appreciation/ (depreciation)*	11,879,552	$180,183	4,826,175	(126,665)	100,290,769
Total accumulated earnings/ (deficit)	$12,321,352	$188,723	$5,557,142	($16,872,518)	($48,066,024)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds’ next taxable year.

Under the Regulated Investment Company Modernization Act of 2010 (“Act”), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds’ capital loss carryforward amounts as of December 30, 2016, are as follows:

	High Income Fund	WB/MNA Stock Fund
Expires in 2017	14,842,642	0
Expires in 2018	794,228	0
Non-expiring short-term losses	0	66,986,239
Non-expiring long-term losses	1,063,231	81,370,554
Total Capital Loss Carryforwards	$16,700,101	$148,356,793

For the year ended December 30, 2016, the High Income Fund had expired capital loss carryforwards of $30,187,868, which was reclassified to paid in capital.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor.  For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After April 30, 2018, the expense limitations may be terminated or revised.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Energized Dividend Fund	0.75%	1.05%	1.80%	0.80%
Growth & Income Fund	1.00%	1.25%	2.00%	1.00%
High Income Fund	0.85%	1.15%	1.90%	0.90%
WB/MNA Stock Fund	0.50%	1.50%	2.00%	1.00%

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual total expenses for Class A, C, and I were 0.35%, 1.10%, and 0.10%, respectively, of average daily net assets for the six month ended June 30, 2017. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. There are no recoupment provisions in place for waived/reimbursed fees. An expense limitation lowers expense ratios and increases returns to investors. VFM received payment of or credit for advisor related expenses used for the WB/MNA Stock Fund’s benefit. Certain Officers of the Funds are also Officers and Governors of VFM.

	Six Months Ended 06/30/17		Payable 06/30/17
	Advisory Fees*	Advisory Fees Waived	Advisory Fees*
Dividend Harvest Fund	$867,884	$315,939	$0
Energized Dividend Fund	$29,830	$19,741	$0
Growth & Income Fund	$260,364	$91,881	$0
High Income Fund	$206,307	$70,260	$0
WB/MNA Stock Fund	$1,453,245	$0	$0

* After waivers and reimbursements, if any.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for WB/MNA Stock Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 06/30/17			Payable 06/30/17
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees*
Dividend Harvest Fund - A	$750,814	$0	$152,625	$0	$0	$0
Dividend Harvest Fund - C	$0	$5,691	$69,048	$0	$0	$0
Energized Dividend Fund - A	$7,765	$0	$1,660	$0	$0	$0
Energized Dividend Fund - C	$0	$0	$574	$0	$0	$0
Growth & Income Fund - A	$13,431	$0	$41,437	$0	$0	$0
Growth & Income Fund - C	$0	$0	$900	$0	$0	$0
High Income Fund - A	$15,613	$0	$31,809	$0	$0	$0
High Income Fund - C	$0	$0	$26,343	$0	$0	$0
WB/MNA Stock Fund - A	$520,774	$0	$1,229,026	$0	$0	$0
WB/MNA Stock Fund - C	$0	$6,380	$231,811	$0	$0	$0

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.12% starting on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and WB/MNA Stock Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 06/30/17				Payable 06/30/17
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
Dividend Harvest Fund	$194,474	$42,658	$166,417	$39,344	$1,717	$0
Energized Dividend Fund	$12,871	$5,026	$41,715	$16,468	$0	$0
Growth & Income Fund	$54,449	$11,098	$62,170	$14,539	$3,580	$0
High Income Fund	$35,328	$7,203	$59,758	$13,307	$1,297	$0
WB/MNA Stock Fund	$622,511	$0	$411,906	$0	$88,714	$0
* After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six					Period
	Months	Year	Year	Year	Year	From
	Ended	Ended	Ended	Ended	Ended	5/1/12^ to
	6/30/17#	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$14.33	$12.23	$12.64	$12.05	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.20	$0.39	$0.37	$0.36	$0.34	$0.22
Net realized and unrealized gain (loss) on investments [3]	0.16	2.15	(0.24)	1.01	2.03	0.06
Total from investment operations	$0.36	2.54	$0.13	$1.37	$2.37	$0.28

Less Distributions:
Dividends from net investment income	$(0.20)	$(0.39)	$(0.37)	$(0.36)	$(0.34)	$(0.22)
Distributions from net realized gains	0.00	(0.05)	(0.17)	(0.42)	(0.01)	(0.03)
Total distributions	$(0.20)	$(0.44)	$(0.54)	$(0.78)	$(0.35)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$14.49	$14.33	$12.23	$12.64	$12.05	$10.03

Total Return (excludes any applicable sales charge)	2.51%@	20.94%	1.12%	11.42%	23.88%	2.86%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$124,658	$107,276	$43,425	$29,645	$19,581	$6,589
Ratio of expenses to average net assets after waivers [1,2]	0.95%*	0.95%	0.85%	0.60%	0.45%	0.24%*
Ratio of expenses to average net assets before waivers [2]	1.49%*	1.55%	1.58%	1.59%	1.76%	2.70%*
Ratio of net investment income to average net assets [1,2]	2.87%*	3.26%	3.18%	2.98%	3.29%	4.19%*
Portfolio turnover rate	20.56%	25.56%	38.38%	32.99%	26.44%	44.50%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Period
	Months	Year	From
	Ended	Ended	8/3/15^ to
	6/30/17#	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$14.26	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.15	$0.31	$0.18
Net realized and unrealized gain (loss) on investments [3]	0.15	2.11	(0.17)
Total from investment operations	$0.30	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.15)	$(0.31)	$(0.18)
Distributions from net realized gains	0.00	(0.05)	(0.17)
Total distributions	$(0.15)	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$14.41	$14.26	$12.20

Total Return (excludes any applicable sales charge)	2.11%@	20.01%	0.14%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$16,060	$10,392	$692
Ratio of expenses to average net assets after waivers [1,2]	1.70%*	1.70%	1.70%*
Ratio of expenses to average net assets before waivers [2]	2.23%*	2.30%	2.39%*
Ratio of net investment income to average net assets [1,2]	2.12%*	2.40%	2.48%*
Portfolio turnover rate	20.56%	25.56%	38.38%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	8/1/16^ to
	6/30/17#	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.22	$0.22
Net realized and unrealized gain (loss) on investments [3]	0.16	0.43
Total from investment operations	$0.38	$0.65

Less Distributions:
Dividends from net investment income	$(0.22)	$(0.22)
Distributions from net realized gains	0.00	(0.05)
Total distributions	$(0.22)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$14.50	$14.34

Total Return (excludes any applicable sales charge)	2.63%@	4.67%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$14,770	$5,904
Ratio of expenses to average net assets after waivers [1,2]	0.70%*	0.70%*
Ratio of expenses to average net assets before waivers [2]	1.23%*	1.31%*
Ratio of net investment income to average net assets [1,2]	3.13%*	3.22%
Portfolio turnover rate	20.56%	25.56%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	5/2/16^ to
	6/30/17#	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.23	$0.34
Net realized and unrealized gain (loss) on investments [3]	(0.73)	1.63
Total from investment operations	$(0.50)	$1.97

Less Distributions:
Dividends from net investment income	$(0.23)	$(0.34)
Distributions from net realized gains	0.00	(0.26)
Total distributions	$(0.23)	$(0.60)

NET ASSET VALUE, END OF PERIOD	$10.64	$11.37

Total Return (excludes any applicable sales charge)	(4.41%)@	19.96%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,401	$1,198
Ratio of expenses to average net assets after waivers [1,2,4]	0.35%*	0.17%*
Ratio of expenses to average net assets before waivers [2]	5.06%*	8.39%*
Ratio of net investment income to average net assets [1,2,4]	4.45%*	5.13%*
Portfolio turnover rate	21.78%	30.17%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[4]	The voluntary waiver, based on average net assets, amounted to 0.88% for the period ended 12/30/16, and 0.70% for the period ended 6/30/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	5/2/16^ to
	6/30/17#	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.20	$0.29
Net realized and unrealized gain (loss) on investments [3]	(0.73)	1.62
Total from investment operations	$(0.53)	$1.91

Less Distributions:
Dividends from net investment income	$(0.20)	$(0.29)
Distributions from net realized gains	0.00	(0.26)
Total distributions	$(0.20)	$(0.55)

NET ASSET VALUE, END OF PERIOD	$10.63	$11.36

Total Return (excludes any applicable sales charge)	(4.73%)@	19.30%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$112	$114
Ratio of expenses to average net assets after waivers [1,2,4]	1.10%*	0.91%*
Ratio of expenses to average net assets before waivers [2]	5.85%*	12.55%*
Ratio of net investment income to average net assets [1,2,4]	3.69%*	4.14%*
Portfolio turnover rate	21.78%	30.17%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[4]	The voluntary waiver, based on average net assets, amounted to 0.89% for the period ended 12/30/16, and 0.70% for the period ended 6/30/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	8/1/16^ to
	6/30/17#	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$11.37	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.25	$0.27
Net realized and unrealized gain (loss) on investments [3]	(0.73)	1.68
Total from investment operations	$(0.48)	$1.95

Less Distributions:
Dividends from net investment income	$(0.25)	$(0.27)
Distributions from net realized gains	0.00	(0.26)
Total distributions	$(0.25)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$10.64	$11.37

Total Return (excludes any applicable sales charge)	(4.29%)@	19.80%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$610	$395
Ratio of expenses to average net assets after waivers [1,2,4]	0.10%*	0.00%*
Ratio of expenses to average net assets before waivers [2]	4.81%*	5.54%*
Ratio of net investment income to average net assets [1,2,4]	4.68%*	6.90%*
Portfolio turnover rate	21.78%	30.17%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

[4]	The voluntary waiver, based on average net assets, amounted to 0.80% for the period ended 12/30/16, and 0.70% for the period ended 6/30/17.
^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/17#	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$48.38	$45.07	$47.03	$49.05	$42.80	$37.67

Income (loss) from investment operations:
Net investment income (loss)	$0.30	$0.71	$0.35	$0.32	$0.17	$0.01
Net realized and unrealized gain (loss) on investments [3]	2.74	3.72	(1.33)	2.71	11.67	5.13
Total from investment operations	$3.04	$4.43	$(0.98)	$3.03	$11.84	$5.14

Less Distributions:
Dividends from net investment income	$0.00	$(0.71)	$(0.35)	$(0.32)	$(0.18)	$(0.01)
Distributions from net realized gains	0.00	(0.41)	(0.63)	(4.73)	(5.41)	0.00
Total distributions	$0.00	$(1.12)	$(0.98)	$(5.05)	$(5.59)	$(0.01)

NET ASSET VALUE, END OF PERIOD	$51.42	$48.38	$45.07	$47.03	$49.05	$42.80

Total Return (excludes any applicable sales charge)	6.29%@	9.81%	(2.10%)	6.01%	27.76%	13.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$32,618	$32,933	$35,689	$36,187	$33,803	$27,586
Ratio of expenses to average net assets after waivers [1,2]	1.25%*	1.25%	1.25%	1.25%	1.36%	1.60%
Ratio of expenses to average net assets before waivers [2]	1.95%*	1.92%	1.84%	1.80%	1.82%	1.83%
Ratio of net investment income to average net assets [1,2]	1.17%*	1.40%	0.77%	0.64%	0.37%	0.03%
Portfolio turnover rate	28.53%	50.94%	49.88%	73.25%	116.11%	85.81%

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six		Period
	Months	Year	From
	Ended	Ended	8/3/15^ to
	6/30/17#	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$48.38	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.11	$0.37	$0.27
Net realized and unrealized gain (loss) on investments [3]	2.74	3.78	(3.86)
Total from investment operations	$2.85	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$0.00	$(0.37)	$(0.27)
Distributions from net realized gains	0.00	(0.41)	(0.63)
Total distributions	$0.00	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$51.23	$48.38	$45.01

Total Return (excludes any applicable sales charge)	5.89%@	9.18%	(7.25%)@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$174	$182	$168
Ratio of expenses to average net assets after waivers [1,2]	2.00%*	2.00%	2.00%*
Ratio of expenses to average net assets before waivers [2]	2.70%*	2.68%	2.66%*
Ratio of net investment income (loss) to average net assets [1,2]	0.42%*	0.64%	(0.01%)*
Portfolio turnover rate	28.53%	50.94%	49.88%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	8/1/16^ to
	6/30/17#	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$48.36	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.28	$0.80
Net realized and unrealized gain (loss) on investments [3]	2.83	0.66
Total from investment operations	$3.11	$1.46

Less Distributions:
Dividends from net investment income	$0.00	$(0.80)
Distributions from net realized gains	0.00	(0.41)
Total distributions	$0.00	$(1.21)

NET ASSET VALUE, END OF PERIOD	$51.47	$48.36

Total Return (excludes any applicable sales charge)	6.43%@	3.04%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$454	$228
Ratio of expenses to average net assets after waivers [1,2]	1.00%*	1.00%*
Ratio of expenses to average net assets before waivers [2]	1.70%*	1.70%*
Ratio of net investment income (loss) to average net assets [1,2]	1.42%*	1.50%*
Portfolio turnover rate	28.53%	50.94%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/17#	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$7.66	$7.03	$7.75	$8.02	$7.98	$7.44

Income (loss) from investment operations:
Net investment income (loss)	$0.18	$0.39	$0.40	$0.42	$0.45	$0.49
Net realized and unrealized gain (loss) on investments [3]	0.16	0.63	(0.72)	(0.27)	0.04	0.54
Total from investment operations	$0.34	$1.02	$(0.32)	$0.15	$0.49	$1.03

Less Distributions:
Dividends from net investment income	$(0.18)	$(0.39)	$(0.40)	$(0.42)	$(0.45)	$(0.49)
Total distributions	$(0.18)	$(0.39)	$(0.40)	$(0.42)	$(0.45)	$(0.49)

NET ASSET VALUE, END OF PERIOD	$7.82	$7.66	$7.03	$7.75	$8.02	$7.98

Total Return (excludes any applicable sales charge)	4.50%@	14.90%	(4.43%)	1.84%	6.32%	14.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,284	$25,524	$24,338	$28,221	$28,045	$29,286
Ratio of expenses to average net assets after waivers [1,2]	1.15%*	1.15%	1.15%	1.15%	1.15%	1.28%
Ratio of expenses to average net assets before waivers [2]	1.72%*	1.72%	1.66%	1.63%	1.65%	1.66%
Ratio of net investment income to average net assets [1,2]	4.74%*	5.34%	5.20%	5.25%	5.64%	6.32%
Portfolio turnover rate	14.29%	27.61%	40.85%	34.86%	36.30%	39.98%

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/17#	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$7.68	$7.05	$7.77	$8.04	$8.00	$7.46

Income (loss) from investment operations:
Net investment income (loss)	$0.15	$0.34	$0.34	$0.36	$0.39	$0.43
Net realized and unrealized gain (loss) on investments [3]	0.15	0.63	(0.72)	(0.27)	0.04	0.54
Total from investment operations	$0.30	$0.97	$(0.38)	$0.09	$0.43	$0.97

Less Distributions:
Dividends from net investment income	$(0.15)	$(0.34)	$(0.34)	$(0.36)	$(0.39)	$(0.43)
Total distributions	$(0.15)	$(0.34)	$(0.34)	$(0.36)	$(0.39)	$(0.43)

NET ASSET VALUE, END OF PERIOD	$7.83	$7.68	$7.05	$7.77	$8.04	$8.00

Total Return (excludes any applicable sales charge)	3.98%@	14.02%	(5.12%)	1.08%	5.53%	13.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$5,373	$5,293	$5,670	$9,343	$7,888	$8,643
Ratio of expenses to average net assets after waivers [1,2]	1.90%*	1.90%	1.90%	1.90%	1.90%	2.06%
Ratio of expenses to average net assets before waivers [2]	2.46%*	2.47%	2.40%	2.38%	2.40%	2.41%
Ratio of net investment income to average net assets [1,2]	3.98%*	4.59%	4.43%	4.51%	4.89%	5.57%
Portfolio turnover rate	14.29%	27.61%	40.85%	34.86%	36.30%	39.98%

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	8/1/16^ to
	6/30/17#	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.16
Net realized and unrealized gain (loss) on investments [3]	0.16	0.13
Total from investment operations	0.35	$0.29

Less Distributions:
Dividends from net investment income	$(0.19)	$(0.16)
Total distributions	$(0.19)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.81	$7.65

Total Return (excludes any applicable sales charge)	4.64%@	3.93%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,199	$648
Ratio of expenses to average net assets after waivers [1,2]	0.90%*	0.90%*
Ratio of expenses to average net assets before waivers [2]	1.46%*	1.49%*
Ratio of net investment income to average net assets [1,2]	4.95%*	5.18%
Portfolio turnover rate	14.29%	27.61%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/17#	12/30/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$5.93	$4.31	$5.80	$6.84	$5.43	$5.42

Income (loss) from investment operations:
Net investment income (loss)	$0.00	$0.01	$0.03	$0.00	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investments [3]	(1.05)	1.62	(1.49)	(0.78)	1.75	0.03
Total from investment operations	$(1.05)	$1.63	$(1.46)	$(0.78)	$1.74	$0.01

Less Distributions:
Dividends from net investment income	$0.00	$(0.01)	$(0.03)	$0.00	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.26)	(0.33)	0.00
Total distributions	$0.00	$(0.01)	$(0.03)	$(0.26)	$(0.33)	$0.00

NET ASSET VALUE, END OF PERIOD	$4.88	$5.93	$4.31	$5.80	$6.84	$5.43

Total Return (excludes any applicable sales charge)	(17.71%)@	37.82%	(25.16%)	(11.43%)	32.00%	0.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$385,995	$592,629	$490,052	$757,507	$701,872	$497,206
Ratio of expenses to average net assets after waivers [1,2]	1.45%*	1.46%	1.44%	1.39%	1.41%	1.42%
Ratio of expenses to average net assets before waivers [2]	1.45%*	1.47%	1.44%	1.39%	1.41%	1.42%
Ratio of net investment income (loss) to average net assets [1,2]	0.03%*	0.17%	0.52%	(0.02%)	(0.26%)	(0.39%)
Portfolio turnover rate	28.47%	55.17%	63.76%	67.68%	85.63%	77.33%

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six			Period
	Months	Year	Year	From
	Ended	Ended	Ended	5/1/14^ to
	6/30/17#	12/30/16	12/31/15	12/31/14
NET ASSET VALUE, BEGINNING OF PERIOD	$5.89	$4.30	$5.79	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	$(0.02)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments [3]	(1.04)	1.61	(1.49)	(1.39)
Total from investment operations	$(1.05)	$1.59	$(1.48)	$(1.40)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$(0.01)	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.26)
Total distributions	$0.00	$0.00	$(0.01)	$(0.26)

NET ASSET VALUE, END OF PERIOD	$4.84	$5.89	$4.30	$5.79

Total Return (excludes any applicable sales charge)	(17.83%)@	36.98%	(25.52%)	(18.82%)@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$39,143	$51,909	$38,170	$30,809
Ratio of expenses to average net assets after waivers [1,2]	1.95%*	1.96%	1.94%	1.89%*
Ratio of expenses to average net assets before waivers [2]	1.95%*	1.97%	1.94%	1.89%*
Ratio of net investment income (loss) to average net assets [1,2]	(0.47%)*	(0.33%)	0.03%	(0.52%)*
Portfolio turnover rate	28.47%	55.17%	63.76%	67.68%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six	Period
	Months	From
	Ended	8/1/16^ to
	6/30/17#	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.01	$0.03
Net realized and unrealized gain (loss) on investments [3]	(1.04)	1.19
Total from investment operations	$(1.03)	$1.22

Less Distributions:
Dividends from net investment income	$0.00	$(0.03)
Returns of capital	0.00	(0.01)
Total distributions	$0.00	$(0.04)

NET ASSET VALUE, END OF PERIOD	$4.89	$5.92

Total Return (excludes any applicable sales charge)	(17.40%)@	25.66%@

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$59,550	$14,891
Ratio of expenses to average net assets after waivers [1,2]	0.95%*	0.97%*
Ratio of expenses to average net assets before waivers [2]	0.95%*	0.97%*
Ratio of net investment income (loss) to average net assets [1,2]	0.56%*	0.67%*
Portfolio turnover rate	28.47%	55.17%@

*	Annualized.
@	Not Annualized.
#	Unaudited.
[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
[2]	Average net assets was calculated using a 360-day period.
[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

^	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	12/30/16	6/30/17	Period*	Ratio
Integrity Dividend Harvest Fund
Actual - Class A	$1,000.00	$1,025.04	$4.81	0.95%
Actual - Class C	$1,000.00	$1,021.06	$8.59	1.70%
Actual - Class I	$1,000.00	$1,026.28	$3.53	0.70%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,020.25	$4.79	0.95%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,016.50	$8.57	1.70%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,021.45	$3.52	0.70%
Integrity Energized Dividend Fund
Actual - Class A	$1,000.00	$955.90	$1.72	0.35%
Actual - Class C	$1,000.00	$952.70	$5.39	1.10%
Actual - Class I	$1,000.00	$957.10	$0.49	0.10%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,023.24	$1.78	0.35%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,019.48	$5.57	1.10%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,020.24	$0.51	0.10%
Integrity Growth & Income Fund
Actual - Class A	$1,000.00	$1,062.84	$6.46	1.25%
Actual - Class C	$1,000.00	$1,058.91	$10.32	2.00%
Actual - Class I	$1,000.00	$1,064.31	$5.17	1.00%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,018.74	$6.32	1.25%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,014.98	$10.10	2.00%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,019.99	$5.06	1.00%

Integrity High Income Fund
Actual - Class A	$1,000.00	$1,045.04	$5.89	1.15%
Actual - Class C	$1,000.00	$1,039.76	$9.71	1.90%
Actual - Class I	$1,000.00	$1,046.36	$4.60	0.90%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,019.24	$5.82	1.15%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.48	$9.59	1.90%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,020.50	$4.54	0.90%
Williston Basin/Mid-North America Stock Fund
Actual - Class A	$1,000.00	$822.93	$6.63	1.45%
Actual - Class C	$1,000.00	$821.73	$8.90	1.95%
Actual - Class I	$1,000.00	$826.01	$4.35	0.95%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.73	$7.33	1.45%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.23	$9.85	1.95%
Hypothetical - Class I (5% return before expenses)	$1,000.00	$1,020.23	$4.82	0.95%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 181 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Williston Basin/Mid-North America Stock Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

New Hampshire Municipal Fund

Oklahoma Municipal Fund

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant’s code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant’s annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

September 5, 2017

By: /s/ Adam Forthun
Adam Forthun
Treasurer

September 5, 2017